UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a -6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
SAVARA INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 25, 2025

Dear Fellow Stockholder,

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Savara Inc. 2025 Annual Meeting of Stockholders, to be held on June 5, 2025 at 3:00 p.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/SVRA2025. The attached Notice of Annual Meeting and Proxy Statement contain important information about the meeting and matters for your consideration. Your vote is important, and regardless of whether you plan to attend the meeting, I encourage you to review the material carefully and submit your proxy.

The events of the past year have been paramount to Savara as we work to bring our investigational therapy, molgramostim inhalation solution (MOLBREEVI*), to market to address the significant unmet need in autoimmune pulmonary alveolar proteinosis (aPAP), a rare and debilitating lung disease. In 2024, we were pleased to report positive results from IMPALA-2, a pivotal, Phase 3 clinical trial of MOLBREEVI for the potential treatment of aPAP followed by the publishing of a real-world case series in ERJ Open Research that suggested MOLBREEVI addresses the underlying pathophysiology of the disease. We also completed a $100 million equity financing and strengthened our management team with key hires in Global Technical Operations, Commercial, Medical Affairs, and Quality Assurance. In March 2025, we completed the submission of the Biologics License Application (BLA) to the U.S. Food and Drug Administration (FDA) for MOLBREEVI as a treatment for aPAP and entered into a non-dilutive debt financing for up to $200 million that will provide access to low-cost capital options to further finance the company.

Over the years, we have been guided by the unwavering purpose of dramatically improving the standard of care for people living with aPAP while creating long-term value for our stockholders. This purpose has not, and will not, change as we get closer to a potential approval in the U.S. and transition to a commercial company.

Thank you for your continued support.

Sincerely,

/s/ Matthew Pauls

Matthew Pauls

Chair of the Board of Directors & Chief Executive Officer

*MOLBREEVI is the FDA and EMA conditionally accepted trade name for molgramostim inhalation solution. It is not approved in any indication. MOLBREEVI is a trademark of Savara Inc.

SAVARA INC.

One Summit Square

1717 Langhorne Newtown Rd.

Suite 300

Langhorne, PA 19047

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 5, 2025

The 2025 Annual Meeting of Stockholders of Savara Inc. (the “Annual Meeting”) will be held virtually via live webcast at www.virtualshareholdermeeting.com/SVRA2025 on June 5, 2025 at 3:00 p.m. Eastern Time. The meeting is being held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1. To elect six directors to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal;

2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3. To approve, on an advisory basis, the compensation of our named executives;

4. To indicate, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of our named executives; and

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 7, 2025 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose relating to the meeting during ordinary business hours at our corporate offices located at One Summit Square, 1717 Langhorne Newtown Rd., Suite 300, Langhorne, PA 19047 for ten days prior to the Annual Meeting, and will also be available for inspection at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please vote as promptly as possible. This will help to ensure the presence of a quorum at the Annual Meeting and save us additional proxy solicitation costs.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Matthew Pauls

Matthew Pauls
Chair of the Board of Directors & Chief Executive Officer

Langhorne, PA

April 25, 2025

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting To Be Held on June 5, 2025. This notice of Annual Meeting, the proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.proxyvote.com.

-i-

SAVARA INC.

One Summit Square

1717 Langhorne Newtown Rd.

Suite 300

Langhorne, PA 19047

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 5, 2025

GENERAL INFORMATION ABOUT THE MEETING

Savara Inc., a Delaware corporation (“Savara,” “we,” ‘us,” “our,” “the company,” “the Company” or “our company”), is making proxy materials, including this proxy statement, available to our stockholders via the internet in connection with the solicitation of proxies by the Savara Board of Directors (the “Board of Directors” or “Board”) for use at our 2025 Annual Meeting of Stockholders to be held virtually on June 5, 2025 at 3:00 p.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/SVRA2025, and at any adjournment or postponement thereof (the “Annual Meeting”).

This proxy statement, the attached notice of the Annual Meeting, a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are collectively referred to as the “proxy materials.” The proxy materials are first being made available to our stockholders on or about April 25, 2025.

Notice of Internet Availability of Proxy Materials

All stockholders have the ability to access the proxy materials on the website referred to in the attached notice of the Annual Meeting. Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders instead of mailing printed copies of the proxy materials, unless you have previously elected to receive printed materials. The Notice of Internet Availability provides instructions on how to access the proxy materials via the internet and how to request a printed set of the proxy materials at no charge. In addition, stockholders can elect to receive future proxy materials electronically by email or in printed form by mail, and any such election will remain in effect until terminated by the stockholder. We encourage all stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the cost and environmental impact of our annual meetings.

Purposes of the Annual Meeting

The Annual Meeting is being held for the following purposes:

1. To elect six directors to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal;

2. To ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3. To approve, on an advisory basis, the compensation of our named executives;

4. To indicate, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of our named executives; and

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Record Date; Shares Outstanding and Entitled to Vote

Our Board of Directors has fixed April 7, 2025 as the record date (the “record date”) for the determination of holders of our common stock entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. At the close of business on the record date, we had 172,747,640 shares of common stock issued and outstanding. Each stockholder of record as of the record date is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the record date. Stockholders do not have cumulative voting rights. We had no other class of capital stock outstanding as of the record date. No other shares are entitled to notice of, or to vote at, the Annual Meeting.

How to Vote Your Shares

If you hold your shares in your own name as the stockholder of record: You may vote your shares by proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the enclosed proxy card and returning it in the postage-paid envelope provided or you may vote over the internet or by telephone pursuant to the instructions provided in the proxy card. Additionally, you may vote your shares electronically during the Annual Meeting using the control number found on your Notice of Internet Availability or proxy card and following the instructions at www.virtualshareholdermeeting.com/SVRA2025. Stockholders voting by internet or telephone should understand that, while we and the party providing the service through which you may vote by internet or by telephone do not charge any fees to our stockholders for voting by internet or telephone, there may still be costs, such as usage charges from internet access providers and telephone companies, for which you are responsible.

If your shares are held in the name of a broker or other nominee (typically referred to as shares being held in “street name”): You will receive instructions from the holder of record that you must follow for your shares to be voted. The availability of telephonic or internet voting will depend on your broker’s (or other nominee’s) voting process. Please check with your broker or other nominee and follow the voting procedure your broker or other nominee provides to vote your shares.

By casting your vote by proxy, you are authorizing the holders of the proxies solicited by this proxy statement to vote your shares in accordance with your instructions.

YOUR VOTE IS VERY IMPORTANT. We encourage you to submit your vote by proxy even if you plan to attend the Annual Meeting.

How to Change Your Vote

If you hold your shares in your own name: You may revoke your proxy and change your vote at any time before your proxy is exercised by:

•	Delivering to our corporate secretary a written notice of revocation, dated later than the proxy you wish to revoke, before voting begins at the Annual Meeting;

•	Delivering to our corporate secretary a duly executed proxy bearing a date later than the proxy you wish to revoke, before voting begins at the Annual Meeting;

•	Voting again on a later date via the internet or by telephone before 11:59 p.m. Eastern Time on June 4, 2025 (in which case only your latest internet or telephone proxy submitted will be counted); or

•

Attending the Annual Meeting and voting electronically during the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/SVRA2025 (your attendance at the Annual Meeting, in and of itself, will not revoke your proxy).

Any written notice of revocation or later dated proxy should be delivered before the close of business on June 4, 2025 to:

Savara Inc.

One Summit Square

1717 Langhorne Newtown Rd.

Suite 300

Langhorne, PA 19047

Attention: Corporate Secretary

If your shares are held in street name: You must follow the instructions provided by the broker or other nominee if you wish to change your vote.

Proxies

If you provide specific voting instructions on your proxy card or when voting via the internet or by telephone, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your name and execute a proxy (either by submitting it via the internet or telephone or signing and returning a proxy card) without making individual selections, your shares will be voted in accordance with the recommendations of our Board of Directors, which are:

•	“For” election of each of the nominees to our Board of Directors listed in the proxy materials;

•	“For” ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	“For” the approval of the compensation of our named executives; and

•	“For” an advisory vote every year on the compensation of our named executive officers.

At this time, we are unaware of any matters, other than those set forth above, that may properly come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the holders of proxies solicited by this proxy statement, or their duly constituted substitutes acting at the Annual Meeting and any adjournment or postponement thereof, will be deemed authorized to vote or otherwise act on such matters in accordance with their judgment.

The holders of proxies solicited by this proxy statement, or their duly constituted substitutes acting at the Annual Meeting and any adjournment or postponement thereof, may propose and vote for one or more adjournments or postponements of the Annual Meeting, including adjournments or postponements to permit further solicitations of proxies. Proxies solicited may be voted only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting of our stockholders.

Broker Non-Votes

A “broker non-vote” occurs when a nominee (typically a broker or bank) holding shares for a beneficial owner (typically referred to as shares being held in “street name”) submits a proxy for those shares but indicates on the proxy that it does not have authority to vote those shares on particular proposals because it has not received specific voting instructions from the beneficial owner for those proposals. Under the rules of the New York Stock Exchange, brokers and other nominees have discretion to vote shares held in street name on “routine” matters but lack such discretion with regard to “non-routine” matters. The ratification of the appointment of RSM as our independent registered public accounting firm for fiscal year 2025 is considered a routine matter and, as such, brokers and other nominees may vote on that proposal in the absence of specific instructions from the beneficial owner. The other proposals described in this proxy statement are considered non-routine matters and brokers and other nominees do not have discretionary authority to vote on such proposals.

Quorum and Required Votes

A majority of the aggregate number of shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present or represented by proxy in order for there to be a quorum at the Annual Meeting and for any action to be taken at the Annual Meeting. If you submit a properly executed proxy via the internet or by telephone or mail, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Broker non-votes will also be counted as present for the purpose of determining the presence of a quorum at the Annual Meeting.

Proposal 1 – Election of Directors: The affirmative vote of the holders of a majority of the shares of our common stock having voting power present or represented by proxy at the Annual Meeting is required for the election of each director nominee. This majority voting standard means that a director nominee will be elected if the number of shares voted “For” that director nominee exceeds the aggregate number of shares voted “Against” and that “Abstain” from voting with respect to that director nominee. As a result, an abstention will have the same effect as a negative vote. Broker non-votes will not be counted toward the vote total and therefore will have no effect on the outcome of this proposal. In accordance with our corporate governance guidelines, each of our incumbent directors tendered his or her resignation in advance of being nominated for election at the Annual Meeting, with the effectiveness of such resignation subject to and contingent upon (a) the director’s failure to receive a sufficient number of votes for re-election at the Annual Meeting and (b) our Board of Directors’ acceptance of the resignation. Accordingly, the continued service on our Board of Directors by any director who is not re-elected because such director does not receive the requisite affirmative votes at the Annual Meeting will be subject to our Board of Directors’ determination as to whether to accept or reject his or her resignation. Our Board of Directors will take into account and consider the voting results at the Annual Meeting but has sole discretion to determine whether or not to accept the resignation.

Proposal 2 – Ratification of Independent Registered Public Accounting Firm: The affirmative vote of the holders of a majority of the shares of our common stock having voting power present or represented by proxy at the Annual Meeting is required to ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2025. An abstention will have the same effect as a negative vote. Brokers and other nominees generally will have discretionary authority to vote on this proposal because it is considered a routine matter.

Proposal 3 – Advisory Vote on the Compensation of our Named Executives: The affirmative vote of the holders of a majority of the shares of our common stock having voting power present or represented by proxy at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executives. An abstention will have the same effect as a negative vote. Broker non-votes will not be counted toward the vote total and therefore will have no effect on the outcome of this proposal.

Proposal 4 – Advisory Vote on the Preferred Frequency of Holding an Advisory Vote on the Compensation of our Named Executives: The alternative (1 year, 2 years or 3 years) that receives the greatest number of “FOR” votes will be designated as the stockholders’ preferred frequency of stockholder advisory votes on the compensation of our named executive officers. Neither abstentions nor broker non-votes will be counted toward the vote total and therefore will have no effect on the outcome of this proposal.

Solicitation of Proxies

We are soliciting proxies from our stockholders on behalf of our Board of Directors and will pay for all costs incurred in connection with the solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from our stockholders in person or by telephone, facsimile, email or other electronic methods without additional compensation other than reimbursement for their actual expenses.

We may retain a proxy solicitation firm to assist us in the solicitation of proxies for the Annual Meeting. We would pay such firm, if any, customary fees, which we do not expect would exceed $20,000 and would reimburse the firm for its reasonable out-of-pocket expenses.

Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

If You Receive More Than One Proxy Card

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, please mark your votes and date, sign and return each proxy card, or vote your proxy via internet or by telephone as instructed on each proxy card.

Householding Information

The SEC has adopted rules that permit brokers, banks and other nominees to satisfy the delivery requirements for proxy statements, annual reports and Notice of Internet Availability, as applicable, with respect to two or more stockholders sharing the same address by delivering a single copy of such document addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers and other nominees with account holders who are our stockholders may be “householding” the proxy materials. This means that only one copy of this proxy statement, our annual report and Notice of Internet Availability may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, annual report and Notice of Internet Availability from the other stockholder(s) sharing your address, please (i) notify your broker or other nominee, (ii) direct your written request to Savara Inc., One Summit Square, 1717 Langhorne Newtown Rd., Suite 300, Langhorne, PA 19047, Attention: Corporate Secretary or (iii) contact us by phone at (512) 614-1848. We undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should notify their broker or other nominee or contact our corporate secretary at the above address or phone number.

If you have any questions about voting your shares, please contact us at (512) 614-1848.

BOARD OF DIRECTORS

The following table provides summary information about each current member of our Board of Directors:

Name	Age	Committee Membership	Director Since
Matthew Pauls	54	None	April 2017

Nevan Elam	57	Compensation Committee (Chair) Nominating & Governance Committee	February 2009

Richard J. Hawkins	76	Audit Committee	October 2010

Joseph S. McCracken	71	Compensation Committee Nominating & Governance Committee (Chair)	October 2013

David A. Ramsay	60	Audit Committee (Chair)	April 2017

An van Es-Johansson	65	Compensation Committee Audit Committee	December 2019

Knowledge, Skills, and Expertise

The Board of Directors is committed to ensuring the Board reflects a diverse range of viewpoints, qualifications, skills, and experience. Below is a list of a few of the areas of knowledge and expertise reflected in the members of the Board that contribute to the Board’s effectiveness. Detailed information about each individual director nominee’s qualifications, skills and experience, as well as biographical information, can be found starting on page 7.

•	Chief Executive Officer Leadership – Service as a chief executive officer at a publicly traded or privately-held organization.

•	Industry Experience – Experience in the pharmaceutical or life sciences industry, including development and commercialization of pharmaceutical products.

•	Medical or Scientific Background – Medical degree or advanced degree in a scientific field.

•	Financial and Accounting – Experience at a large accounting firm or as chief financial officer, or other professional experience in a financial oversight role.

•	Public Company Governance – Service as a board member of a publicly traded company and familiarity with key corporate governance matters.

•	Global Strategy and Operations – Experience guiding the strategic direction and growth of a pharmaceutical or life sciences company on a global scale.

NOMINEES FOR ELECTION TO THE BOARD

Our Composite Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (our “Bylaws”) provide that each director elected or appointed to our Board of Directors shall hold office until the next annual meeting of stockholders following such election or appointment and until the director’s successor is elected and qualified, or until the director’s earlier resignation or removal. Our Bylaws provide that vacancies on our Board of Directors, including those resulting from an increase in the authorized number of directors, may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Any director appointed as a result of a vacancy holds office until the next annual meeting of stockholders and until a successor is elected and qualified. Pursuant to our Bylaws, the authorized number of directors may be not less than three nor more than nine, with the exact number, currently six, to be fixed by resolutions adopted from time to time by our Board of Directors. Accordingly, proxies cannot be voted for a greater number of individuals than the six nominees named in this proxy statement.

Each of our nominees for election to our Board of Directors is a current director. The paragraphs below provide information about each such director nominee. There are no family relationships among any of our directors, director nominees, and executive officers. Service on our Board of Directors or as an executive officer prior to April 2017 described in this proxy statement refers to service with Savara Inc., the private company with which we completed a reverse merger in April 2017 when we were operating as Mast Therapeutics, Inc. Following the reverse merger, we changed our name to Savara Inc.

Matthew Pauls. Mr. Pauls has served as our Chief Executive Officer since December 2020, the Chair of our Board of Directors since September 2020, and was our Interim Chief Executive Officer from September 2020 to December 2020. Mr. Pauls has served as a member of our Board of Directors since April 2017 and was a member of the board of directors of Mast Therapeutics, Inc. from October 2015 to April 2017. Previously, Mr. Pauls was the founder of Spartan Biopharma Insights, LLC, where he provided strategic advisement to institutional investors, and company management teams on investment thesis assessment, capitalization strategy, mergers and acquisitions, clinical execution, and commercialization from December 2019 to September 2020. Since August 2023, Mr. Pauls has served on the board of directors of Soleno Therapeutics, Inc. (Nasdaq: SLNO), a clinical-stage biopharmaceutical company developing novel therapeutics for rare diseases, as well as the board of directors of the privately held companies Amplo Biotechnology, Inc., a gene therapy company focused on rare neuromuscular disorders, and Pelthos Therapeutics, a biopharmaceutical company focused on dermatologic infectious diseases. Mr. Pauls served on the board of directors of Zyla Life Sciences (previously Egalet Corporation) (OTCQX: ZCOR), a commercial-stage life sciences company with a portfolio of medicines for pain and inflammation, from January 2019 until its merger with Assertio Therapeutics, Inc. in May 2020. From August 2014 to November 2019, Mr. Pauls served as President and Chief Executive Officer of Strongbridge Biopharma plc (Nasdaq: SBBP) (“Strongbridge”), a biopharmaceutical company focused on therapies that target rare diseases that Mr. Pauls led through an initial public offering. He also served as a member of the board of directors of Strongbridge from September 2015 to November 2019. From April 2013 to August 2014, Mr. Pauls was Chief Commercial Officer of Insmed, Inc. (Nasdaq: INSM), a publicly traded global biopharmaceutical company focused on rare diseases. From 2007 to April 2013, Mr. Pauls worked at Shire Pharmaceuticals, a global specialty biopharmaceutical company, most recently as Senior Vice President, Head of Global Commercial Operations from May 2012 to April 2013. Earlier in his career, from 1997 to 2007, Mr. Pauls held senior positions at Bristol-Myers Squibb in Brand Management and Payor Marketing and at Johnson & Johnson in various U.S. and global commercial roles. Mr. Pauls holds B.S. and M.B.A. degrees from Central Michigan University and a J.D. from Michigan State University College of Law. We believe Mr. Pauls’ experience as our Chief Executive Officer, as well as his leadership experience and extensive commercialization, strategic planning and operations experience in the biopharmaceutical industry, particularly with therapies for rare diseases, qualify him to serve as a member of the Board of Directors.

Nevan Elam. Mr. Elam has served as a member of our Board of Directors since February 2009. Since February 2013, Mr. Elam has served as a member of the Board of Directors as well as the President and Chief

Executive Officer of Rezolute, Inc. (Nasdaq: RZLT) (“Rezolute”), a biopharmaceutical company focused on developing therapies for metabolic diseases with serious unmet needs. Prior to his tenure at Rezolute, Mr. Elam held senior executive roles within in the pharmaceutical industry, including Senior Vice President and Head of the Pulmonary Business Unit of Nektar Therapeutics and President and Chief Executive Officer of a European medical device company. Earlier in his career, he was a co-founder and the Chief Financial Officer of E2open, Inc. and a Partner in the corporate practice of the law firm of Wilson Sonsini Goodrich & Rosati, P.C. In addition, from November 2022 to June 2023, Mr. Elam served on the board of directors of Peak Bio, Inc. (OTCPK: PKBO). Mr. Elam received his J.D. from Harvard Law School and a B.A. from Howard University. We believe Mr. Elam’s broad experience with pharmaceutical companies, including advising them of their unique legal and regulatory obligations, qualifies him to serve on the Board of Directors.

Richard J. Hawkins. Mr. Hawkins has served as a member of our Board of Directors since October 2010. Mr. Hawkins currently serves on the board of directors of several privately held life sciences companies, as well as Plus Therapeutics Inc. (formerly Cytori Therapeutics, Inc.) (Nasdaq: PSTV), and previously served on the board of directors of SciClone Pharmaceuticals, Inc. until its acquisition in October 2017. Mr. Hawkins served as Chief Executive Officer and Chair of the Board of Directors of Lumos Pharma, Inc., a clinical stage biotechnology company focused on bringing novel therapies to patients with severe, rare, and genetic diseases, whose medical needs are unmet, from September 2010 until its acquisition in December 2024. Prior to his tenure with Lumos Pharma, Inc., Mr. Hawkins founded and advised numerous pharmaceutical companies including Sensus, where he served as co-founder and Chair of the Board of Directors until it was sold to Pfizer in 2001. From 1981 to 2000, Mr. Hawkins was founder, President and Chief Executive Officer of Pharmaco where he guided the company’s growth to more than 2,000 employees. Pharmaco later merged with PPD of Wilmington, North Carolina to form PPD Pharmaco, one of the largest clinical contract research organizations in the world. Mr. Hawkins received his B.S. in Biology from Ohio University. We believe Mr. Hawkins’ experience in the pharmaceutical and life sciences industries as well as his broad management experience qualify him to serve on the Board of Directors.

Joseph S. McCracken. Dr. McCracken has served as our Lead Independent Director since December 2019 and a member of our Board of Directors since October 2013. Since September 2013, Dr. McCracken has advised biopharmaceutical companies on the design and implementation of corporate strategy and business development initiatives. Dr. McCracken also serves on the board of directors of Modalis Therapeutics Corporation (TSE: 4883.T), as well as the board of directors of the privately held company Eos Therapies. Dr. McCracken previously served on the boards of directors of Lumos Pharma, Inc. until its acquisition in December 2024, Kindred Biosciences, Inc. until its acquisition in August 2021, and Alkahest, Inc. until its acquisition by Grifols SA in December of 2020. From July 2011 to September 2013, Dr. McCracken was Vice President and Global Head of Business Development & Licensing for Roche Pharma, a research-focused healthcare company, where he was responsible for Roche Pharma’s global in-licensing and out-licensing activities. From October 2009 until July 2011, he was General Manager, Roche Pharma Japan & Asia Regional Head, Roche Partnering. Prior to joining Roche Pharma, Dr. McCracken held the position of Vice President, Business Development at Genentech for more than nine years, and previously held similar positions at Aventis Pharma and Rhone-Poulenc Rorer. Dr. McCracken holds a B.S. in Microbiology, an M.S. in Pharmacology and a D.V.M. from The Ohio State University. We believe Dr. McCracken’s extensive experience in the biotechnology and pharmaceutical industries qualifies him to serve on the Board of Directors.

David A. Ramsay. Mr. Ramsay has served as a member of our Board of Directors since April 2017 and as a member of the Board of Directors of Mast Therapeutics, Inc. from June 2011 to April 2017. Mr. Ramsay serves on the board of directors of Exuma Biotech, Inc., a privately held biotechnology company, and served on the board of directors of La Jolla Pharmaceutical Company from September 2019 until its acquisition by Innoviva, Inc. in August 2022. Mr. Ramsay served as Senior Vice President and Chief Financial Officer of Bonti, Inc., a private, clinical stage biotechnology company focused on the development and commercialization of neurotoxin products for therapeutic and aesthetic applications, from February 2018 until its acquisition by Allergan plc in October 2018. Mr. Ramsay served as Chief Financial Officer of Halozyme Therapeutics, Inc. (Nasdaq: HALO), a

biotechnology company developing and commercializing novel oncology therapies, from 2003 to 2009 and from May 2013 until his retirement in July 2015. He also served as Halozyme’s Vice President, Corporate Development from May 2009 to May 2013. From 2000 to 2003, Mr. Ramsay was Vice President, Chief Financial Officer of Lathian Systems, Inc., a provider of technology-based sales solutions for the life science industry. From 1998 to 2000, he served as Vice President, Treasurer and Director, Corporate Finance of Valeant Pharmaceuticals International, Inc. (formerly ICN Pharmaceuticals, Inc.), a multinational specialty pharmaceutical company. Mr. Ramsay began his career at Deloitte & Touche, where he obtained his CPA license. Mr. Ramsay holds a B.S. in business administration from the University of California, Berkeley and an M.B.A. with a dual major in finance and strategic management from The Wharton School at the University of Pennsylvania. We believe Mr. Ramsay’s significant experience as chief financial officer of life science companies, particularly his experiences at Halozyme during its successful development and its commercialization of its first products, and at a large audit and financial advisory firm, qualify him to serve on the Board of Directors.

An van Es-Johansson. Dr. An van Es-Johansson has served on our Board of Directors since December 2019. Dr. van Es-Johansson has served on the board of directors of Plus Therapeutics, Inc. (Nasdaq: PSTV) since January 2020, and she previously served on the boards of directors of Lumos Pharma, Inc. from February 2021 until its acquisition in December 2024, and the private company Agendia BV from 2019 until June 2024. From March 2021 until December 2024, Dr. van Es-Johansson served as a senior advisor to Sinfonia Pharma, a Swedish pharmaceutical company with a primary focus on neurological diseases. She was previously the Chief Medical Officer and Head of Development for AlzeCure Pharma from September 2018 to March 2021. From May 2005 to September 2018, Dr. van Es-Johansson served in a range of executive roles of increasing responsibility at Sobi, an international rare disease company headquartered in Stockholm, Sweden, including as Vice President and Head of EMENAR Medical Affairs for Specialty Care and Partner Products from March 2013 to January 2018. Prior to her time at Sobi, Dr. van Es-Johansson served in leadership positions at large pharmaceutical and smaller biotechnology companies, including Roche, Eli Lilly, Active Biotech, and BioStratum. From 2004 to 2016 she was a member of the Scientific Advisory Board for Uppsala Bio. Dr. van Es-Johansson received a M.D. from Erasmus University, Rotterdam, The Netherlands. We believe Dr. van Es-Johansson’s medical knowledge and experience in the pharmaceutical industry qualifies her to serve on the Board of Directors.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined that each of our directors other than Matthew Pauls is independent as defined under the Nasdaq Stock Market listing standards and rules and regulations of the SEC.

Board Committees

Our Board of Directors currently has an Audit Committee, Compensation Committee and Nominating and Governance Committee.

Audit Committee. The Audit Committee of our Board of Directors was established by our Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) to oversee our corporate accounting and financial reporting processes and audits of our financial statements. For this purpose, the Audit Committee performs several functions, including, among other things:

•

selecting, appointing and providing for the compensation of the independent registered public accounting firm to be engaged to prepare and issue an audit report and perform other audit, review or attest services;

•	approving any other permissible non-audit services to be provided by the independent auditor;

•	overseeing the work and evaluating the performance of the independent auditor, and, if so determined by the Audit Committee, terminating and replacing the independent auditor;

•	reviewing and discussing, including with management and the independent auditor, the annual and quarterly financial statements;

•	reviewing any proposed significant changes to accounting principles and practices;

•	reviewing any material changes to the system of internal control over financial reporting;

•

reviewing management’s report on effectiveness of internal control over financial reporting and the independent auditor’s audit of the effectiveness of Savara’s internal control over financial reporting, if applicable;

•	establishing a procedure for receipt, retention and treatment of any complaints or concerns received by Savara about accounting, internal accounting controls or auditing matters;

•	reviewing, approving and overseeing any related party transaction that would require disclosure pursuant to Item 404 of Regulation S-K;

•	overseeing the implementation and enforcement of our insider trading policy;

•	reviewing and evaluating any significant financial risk exposures facing Savara and the steps our management has taken to control and monitor such exposures;

•	reviewing with management risks related to data privacy and cybersecurity facing the Company and the steps management has taken to control and monitor such exposures; and

•

reviewing with management (i) the adequacy of controls and security for the Company’s information technology systems and (ii) the Company’s response plan in the event of a security breach impacting those systems.

Savara’s management has the primary responsibility for our consolidated financial statements and the reporting process including our system of internal accounting and financial controls.

The Audit Committee currently consists of Mr. Ramsay, who serves as its Chair, Dr. van Es-Johansson and Mr. Hawkins. Our Board of Directors reviews the Nasdaq listing standards definition of independence for Audit

Committee members on an annual basis and has determined that all current members of the Audit Committee are independent as currently defined by listing standards and Rule 10A-3 of the Exchange Act. Our Board of Directors has also determined that Mr. Ramsay qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.

Compensation Committee. The Compensation Committee of our Board of Directors acts on behalf of our Board of Directors to review, adopt, or recommend for adoption, and oversee Savara’s compensation strategy, policies, plans and programs. For this purpose, the Compensation Committee performs several functions, including, among other things:

•

reviewing and recommending to our Board of Directors for its determination and approval the amount, form and terms of compensation of our Chief Executive Officer and other “officers” (as such term is defined under the Nasdaq listing standards);

•	reviewing and making recommendations to our Board of Directors regarding our overall compensation strategy and policies;

•

reviewing and making recommendations regarding Savara’s equity and/or cash incentive plans and other benefit plans and, to the extent as may be permitted or required under such plans, the committee has the power and authority to administer the plans, establish guidelines, interpret plan documents, select participants, and approve grants and awards thereunder;

•

granting equity awards to non-officer employees and consultants in accordance with the terms of Savara’s equity incentive plan and to establish compensation policies and practices applicable to non-officer employees;

•

evaluating the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking;

•	evaluating and making recommendations to our Board of Directors regarding the compensation of non-employee directors;

•

retaining, obtaining the advice of, engaging, compensating, and terminating compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist it in carrying out its responsibilities and functions; and

•	appointing, compensating, and overseeing the work of any of its compensation consultants, legal counsel, and other advisors; and

•

overseeing, administering, and monitoring compliance with a policy with respect to the recovery or “clawback” of compensation that complies with the requirements of the SEC and Nasdaq listing standards.

The Compensation Committee may delegate its authority to administer, establish guidelines for, and interpret plans and similar programs, as well as its authority to determine the compensation of Savara’s non-officer employees to Savara’s officers and other appropriate supervisory personnel. To the extent permitted by applicable law and regulations and subject to certain limitations, the Compensation Committee may delegate to a subcommittee or one or more officers of Savara (or other appropriate supervisory personnel) its authority to grant equity awards to qualified persons who are not officers or members of the Board, in accordance with guidelines approved by the Compensation Committee or the Board of Directors.

The Compensation Committee currently consists of Mr. Elam, who serves as its Chair, Dr. McCracken and Dr. van Es-Johansson. All members of the Compensation Committee are independent as currently defined under the Nasdaq listing standards and Rule 10C-1 of the Exchange Act.

Nominating and Governance Committee. The Nominating and Governance Committee of our Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of Savara

(consistent with criteria approved by our Board of Directors), reviewing and evaluating incumbent directors, selecting or recommending to our Board of Directors for selection candidates for election to the Board, making recommendations to our Board of Directors regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for Savara. The responsibilities of the Nominating and Governance Committee relating to the nomination of directors include, among other things, the following:

•	identifying and recommending to our Board of Directors nominees for possible election to the Board of Directors;

•	evaluating and making recommendations to our Board of Directors regarding its size, composition and leadership structure;

•	reviewing and assessing Savara’s corporate governance guidelines and recommending any proposed changes thereto to our Board of Directors; and

•	reviewing and making recommendations to our Board of Directors regarding issues of executive officer succession planning and providing oversight with respect to corporate governance matters.

The Nominating and Governance Committee currently consists of Dr. McCracken, who serves as its Chair, Mr. Elam and Mr. Ramsay. Mr. Ramsay was appointed to the Nominating and Governance Committee in June 2024 following Dr. Ricky Sun’s decision not to stand for reelection to the Board of Directors. All members of the Nominating and Governance Committee are independent as currently defined in Nasdaq listing standards.

Our Board of Directors may from time to time establish other committees. Charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, as well as our corporate governance guidelines, are posted on our corporate website at: https://savarapharma.com/investors/corporate-governance/.

Meetings of the Board and its Committees

As required under applicable listing standards and our corporate governance guidelines, our Board of Directors meets on a regular basis to fulfill its responsibilities, including at least once each quarter, and our independent directors meet at least annually in executive session outside the presence of non-independent directors and management. During 2024, our Board of Directors met five times, the Audit Committee met four times, the Compensation Committee met two times and the Nominating and Governance Committee met two times. Each member of our Board of Directors who served on our Board during all or part of 2024 attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served during the period of such member’s service.

Board Leadership Structure and Role in Risk Oversight

The leadership structure of our Board of Directors combines the positions of Chair of the Board and Chief Executive Officer and includes a Lead Independent Director. Matthew Pauls currently serves as both the Chair of our Board of Directors and as our Chief Executive Officer. Joseph McCracken currently serves as the Lead Independent Director and undertakes the responsibilities specified in our corporate governance guidelines, which include coordinating the activities of the independent directors and acting as principal liaison between the independent directors and the Chair, consulting with the Chair regarding the schedule and agenda of Board meetings, overseeing the retention of consultants who report to the Board or independent directors, and consulting with the Chair regarding the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties.

Our corporate governance guidelines do not require our Board of Directors to combine the roles of Chair and Chief Executive Officer, but our Board of Directors believes this leadership structure is the appropriate structure for our company at this time. Pursuant to our corporate governance guidelines, our Board of Directors may choose its chair in any manner that it deems to be in the best interests of our company. We believe that combining the roles of Chair of our Board of Directors and Chief Executive Officer promotes unification and direction, allowing for increased operational effectiveness and strong, efficient leadership. We believe Mr. Pauls is best positioned to identify strategic priorities, lead critical discussion, and execute our business plans. We believe that the leadership structure of our Board of Directors and its committees provides independent oversight that balances Mr. Pauls’ combined role, which helps ensure a strong, independent, and active Board of Directors.

Our Board of Directors is responsible for oversight of risks facing our company, while our management is responsible for day-to-day management of risk. Our Board of Directors, as a whole, directly administers its risk oversight function. In addition, the risk oversight function is also administered through the committees of our Board of Directors, which oversee risks inherent in their respective areas of responsibility, report to our Board of Directors regularly and involve the Board as necessary. For example, the Audit Committee oversees our financial exposure and financial reporting related risks, and the Compensation Committee reviews risks related to our compensation programs and practices and both such committees make recommendations to our Board regarding oversight of such risks. Our Board of Directors, as a whole, directly oversees our strategic and business risk, including product development risk and business continuity risk, through regular interactions with our management. We believe our Board’s leadership structure supports its role in risk oversight, with our executive officers responsible for assessing and managing risks facing our company on a day-to-day basis and the members of our Board of Directors providing oversight of such risk management.

Director Resignation Policy

Under Delaware law, an incumbent director may remain in office notwithstanding the failure to receive the required vote for re-election until the director’s successor is duly elected. To address this “holdover rule,” our corporate governance guidelines include a director resignation policy whereby our Board of Directors will nominate for re-election only those directors who tender an irrevocable, contingent resignation in writing to the Chair of our Board of Directors. The resignation becomes effective only if (a) the director fails to receive a sufficient number of votes for re-election at a meeting of stockholders at which director elections are held and (b) our Board of Directors accepts the resignation. If a director fails to receive the required vote for re-election, the Nominating and Governance Committee, or such other committee designated by our Board of Directors, which we refer to as the “reviewing committee,” will act promptly to consider the director’s resignation and recommend to the full Board of Directors whether to accept or reject the resignation, or whether other action should be taken. Our Board of Directors expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. In considering whether to accept or reject a director’s resignation, each of the reviewing committee and our Board of Directors may consider any factors it deems relevant. Within 90 days after the date of the certification of the election results for the applicable stockholders’ meeting, our Board of Directors will act on the resignation, taking into account the reviewing committee’s recommendation, and publicly disclose its decision.

Prohibition on Hedging and Speculative Transactions Involving our Securities

As part of our insider trading policy, our directors and employees (including our executive officers) and designated consultants, advisors and contractors are prohibited from engaging in speculative transactions involving our securities, including short sales, “sales against the box” or any equivalent transaction involving our securities (or the securities of any of our customers, vendors, suppliers or other business partners). In addition, as part of our insider trading policy, our directors, officers and other employees and consultants, advisors and contractors to our company are prohibited from engaging in hedging or derivative transactions involving our securities, such as “cashless” collars, forward sales, equity swaps and other similar or related transactions. Further, our insider trading policy states that our directors and employees (including our executive officers) and other persons subject to the policy are not permitted to hypothecate or pledge our securities to secure a loan and that they cannot purchase our securities “on margin” (that is, borrow funds to purchase securities, including in connection with exercising any stock options).

CORPORATE RESPONSIBILITY

Savara is committed to improving the lives of patients with rare respiratory diseases. In support of that commitment, below are a few highlights that align that commitment with our approach to corporate responsibility.

•

Ethics & Compliance. We are committed to acting with integrity in every aspect of our business. We have adopted a Code of Conduct and require all employees to complete training on it. Additionally, we have established a toll-free hotline and web-based service to enable anonymous reporting of concerns regarding ethical issues or suspected violations of our policies. In 2024, no reports were submitted.

•

Work Environment. We have adopted a Human Rights and Labor Standards Policy to evidence our commitment to ensuring that each of our employees and the people with whom we interact are treated with fairness, respect, and dignity.

•

Diversity and Inclusion. We value diverse backgrounds and viewpoints and are committed to equal opportunity. We aim to recruit, hire, place, develop, compensate, and advance people based on the needs of our organization and the qualifications, performance, skills, and experience of our people. We expect to continue to enhance our workforce diversity and advance the development of diverse talent. We consistently evaluate the opportunity for diversity for both our employee workforce and our Board of Directors. As part of our diversity and inclusion strategy, upon beginning employment, all employees receive training on workplace diversity and inclusion.

•

Employee Engagement and Professional Development. We strive to create a collaborative work environment and encourage employee engagement, and we believe in investing in our employees. We seek to develop our employee talent within the organization through access to training, continuous learning programs and other development initiatives.

•

Health and Safety. The health and safety of our employees is a top priority, and our goal is to provide a safe and healthy work environment for all personnel. We aim to comply with applicable federal, state, and local laws regarding workplace safety and have adopted a Health and Safety in the Workplace Policy that is applicable to all employees.

•

Employee Wellbeing. We are committed to supporting the wellbeing of our employees. We help employees balance the demands of work and personal life by offering flexible work schedules and the ability to work remotely. Additionally, we offer paid parental leave to employees who have welcomed a new family member through birth, adoption, or foster placement. In recognition of the challenges of returning to work following parental leave, our policy allows employees to work a reduced schedule during their first month back, with no decrease in compensation.

DIRECTOR NOMINATIONS

Criteria for Board Membership and Process for Identifying and Evaluating Nominees

In recommending candidates for appointment or election to our Board of Directors, the Nominating and Governance Committee considers the appropriate balance of experience, skills and characteristics required of our Board of Directors and seeks to ensure that at least a majority of the directors are independent under Nasdaq listing standards and that the Board’s Audit Committee and Compensation Committee will be comprised of directors who meet applicable Nasdaq listing standards and SEC rules regarding qualifications to serve on such committees. Candidates for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, willingness to devote adequate time to board duties, the interplay of the candidate’s experience and skills with those of other directors and the extent to which the candidate would be a desirable addition to our Board and any of its committees. Directors generally will not be nominated for re-election at any annual or special meeting held after their 80th birthday. In addition, our corporate governance guidelines require that directors limit their service on boards of directors of public companies to a total of four (including service on our Board). Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem are in the best interests of our company and its stockholders.

The Nominating and Governance Committee recognizes the importance of diversity to a well-functioning board. When identifying and selecting director nominees, it takes into account diversity of background, skills, professional experience and perspective within the pharmaceutical and biotechnology industries. The Nominating and Governance Committee is committed to ensuring that the Board reflects a diverse range of viewpoints. The corporate governance guidelines note the importance of diversity and specify that when assessing candidates for Board membership, the Board shall strive to achieve a diverse balance of experiences, skills, perspectives, and backgrounds among its members, including gender, age, race, ethnicity, and other attributes.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews these directors’ overall service to the company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards and applicable SEC rules and regulations. The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Nominating and Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee by majority vote which is then recommended to the full Board of Directors.

Stockholder Recommendations

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to our Board of Directors may do so by delivering a written recommendation to the Nominating and Governance Committee at the following address: c/o Savara Inc., One Summit Square, 1717 Langhorne Newtown Rd., Suite 300, Langhorne, PA 19047, Attn: Corporate Secretary. Submissions must include the following information: the name, age, business address and residence address of the proposed nominee; a statement of the proposed nominee’s business experience and educational background; the proposed nominee’s principal occupation or employment; the class and number of shares of our capital stock beneficially owned by the proposed nominee; a detailed description of all relationships, arrangements or understandings between the proposing stockholder and the proposed nominee and any other person or persons (naming such person or persons) pursuant to which such proposed nomination is being made by the stockholder; a detailed description of all relationships, arrangements or understandings between the proposed nominee and any service-provider or supplier to, or competitor of Savara; information regarding each of the criteria for Board membership described above in sufficient detail to allow the Nominating and Governance Committee to evaluate the proposed nominee; and a statement from the proposed nominee that he or she is willing to be considered and willing to serve as a director if nominated and elected. The proposing stockholder must also include the following information with respect to such stockholder: documentation supporting that the proposing stockholder is a stockholder of Savara; the proposing stockholder’s name and address, as they appear on Savara’s books; and the class and number of shares of Savara’s capital stock beneficially owned by the proposing stockholder. If a stockholder submits a director recommendation in compliance with the procedure described above, the Nominating and Governance Committee will conduct an initial evaluation of the proposed nominee and, if it determines the proposed nominee may be a qualified candidate, the Nominating and Governance Committee and one or more members of the management team will interview the proposed nominee to determine whether he or she might be suitable to be a director. If the Nominating and Governance Committee determines the proposed nominee would be a valuable addition to our Board of Directors, based on the criteria for Board membership described above and the specific needs of the Board at the time, it will recommend to the Board of Directors such person’s nomination. In connection with its evaluation, the Nominating and Governance Committee may request additional information from the proposed nominee and/or the proposing stockholder.

Separately, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at Savara’s annual meeting of stockholders. Such nominations may be made only if the stockholder has given timely written notice to the company’s corporate secretary containing the information required by our Bylaws. To be timely, such notice must be received at Savara’s principal executive offices not earlier than the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after such notice was first sent), except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days earlier or later than such anniversary date, such notice must be received no earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the date on which Savara first publicly announces the date of such meeting.

COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with our Board of Directors or an individual director may do so by sending a written communication addressed to the Board of Directors or an individual director to: Savara Inc., One Summit Square, 1717 Langhorne Newtown Rd., Suite 300, Langhorne, PA 19047, Attention: Investor Relations. Submitting stockholders should indicate they are a stockholder of our company. Depending on the subject matter, investor relations will: forward the inquiry to the Chair of our Board of Directors, who may forward the inquiry to a particular director if the inquiry is addressed to a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry, if it relates to an improper or inappropriate topic or is otherwise irrelevant.

Any stockholder who wishes to communicate with our Board of Directors to report complaints or concerns related to accounting, internal accounting controls or auditing may submit a report telephonically or through a web-based system via the toll-free telephone number or the internet address provided in our Code of Business Conduct and Ethics, which is available on our corporate website at https://savarapharma.com/investors/corporate-governance/.

We encourage but do not require our directors to attend our annual meetings of stockholders. Five of the directors serving on our Board at the time of our 2024 annual meeting of stockholders attended the annual meeting.

EXECUTIVE OFFICERS

Our current executive officers, their ages and positions held as of April 1, 2025, are as follows:

Name	Age	Title
Matthew Pauls	54	Chair of the Board of Directors and Chief Executive Officer
Raymond Pratt	74	Chief Medical Officer
David Lowrance	57	Chief Financial & Administrative Officer and Secretary
Robert Lutz	56	Chief Operating Officer
Anne Erickson	53	Chief Business Officer
Braden Parker	52	Chief Commercial Officer
Kate McCabe	39	Chief Legal Officer

Biographical Information

Matthew Pauls. For biographical information regarding Mr. Pauls, see “Nominees for Election to the Board” above.

Raymond Pratt. Dr. Pratt has served as our Chief Medical Officer since November 2022. Dr. Pratt was previously employed by Rockwell Medical, Inc. (Nasdaq: RMTI) (“Rockwell Medical”), where he served as Chief Development Officer from November 2019 to March 2022 and Chief Medical Officer from April 2012 to November 2019. Prior to his positions at Rockwell Medical, Dr. Pratt held senior roles at Shire PLC (“Shire”), including Vice President of R&D, Scientific Leader of Emerging Business and Renal Business Units, Vice President of Global Clinical Medicine and Global Clinical Affairs, and Head of U.S. Clinical Development. Prior to his time at Shire, he was Senior Director of Clinical Research and Development and Head of Central Nervous System and Internal Medicine Clinical Development at Eisai Medical Research for nine years. Since December 2021, Dr. Pratt has served on the board of directors of Xortx Therapeutics Inc. (Nasdaq: XRTX), a biotechnology company primarily focused on therapies for progressive kidney disease. Dr. Pratt is a graduate of the University of Illinois College of Medicine and completed his nephrology fellowship at the Walter Reed Army Medical Center where he practiced nephrology and served as the assistant chief of nephrology services and director of dialysis services from 1983 to 1985. Dr. Pratt was the recipient of a physician scientist training grant at Johns Hopkins School of Medicine and the recipient of a James Shannon New Investigator award from the NIH. He served as an assistant professor in the John Hopkins Department of Medicine and Nephrology from 1989 to 1993.

David Lowrance. Mr. Lowrance has served as our Chief Financial & Administrative Officer since December 2022 and Secretary since July 2017, and he served as our Chief Financial Officer from November 2016 to December 2022. From September 2014 to October 2016, Mr. Lowrance served as the Chief Financial Officer and Treasurer of Edgemont Pharmaceuticals, a fully-integrated specialty pharmaceutical company with multiple marketed products in the CNS space. From April 2011 to September 2014, Mr. Lowrance served as the Chief Financial Officer and Secretary of Acucela Inc. (“Acucela”), a clinical stage biotechnology company that specializes in ophthalmic therapeutics, where he was responsible for overseeing all aspects of Acucela’s day-to-day operations, business development and growth endeavors, investor relations and corporate communications. While at Acucela, Mr. Lowrance helped lead a $162 million international initial public offering, with a listing on the Tokyo Stock Exchange. From March 2003 to April 2011, Mr. Lowrance was Vice President and Chief Financial Officer of Cumberland Pharmaceuticals Inc. (Nasdaq: CPIX), a specialty pharmaceutical company focused on commercializing branded prescription products, where he oversaw all aspects of finance and accounting, business and growth strategy and product development. Mr. Lowrance, a CPA, holds a B.B.A. in Accounting from the University of Georgia.

Robert Lutz. Mr. Lutz has served as our Chief Operating Officer since February 2023. From March 2021 to February 2023, he served as the Chief Financial and Business Officer of iBio, Inc. a biotechnology company developing precision antibody immunotherapies using an AI-driven platform. Previously, Mr. Lutz was employed by Strongbridge Biopharma plc (“Strongbridge”), a biopharmaceutical company focused on therapies that target rare diseases, where he served as Chief Financial Officer from August 2019 to March 2021 and as Chief Business Officer from October 2014 to August 2019. Prior to joining Strongbridge, Mr. Lutz worked from December 2004 to May 2014 at Shire Plc, a publicly traded specialty biopharmaceutical company prior to being purchased by Takeda Pharmaceutical Company Ltd., where he most recently served as Vice President and held key leadership positions in the Specialty Pharmaceutical division. Prior to Shire Plc, Mr. Lutz worked in a variety of roles, including Vice President of Finance, for Cinergy Corp., an electric and gas utility company. Mr. Lutz also worked as a Senior Analyst at Alan B. Slifka and Co., a hedge fund, after having started his career at Goldman Sachs Group Inc., where he served as a Financial Analyst in its principal investment area. He holds a B.A. in Economics and Computer Science from Amherst College and an M.B.A. from the Kellogg School of Management.

Anne Erickson. Ms. Erickson has served as our Chief Business Officer since August 2023. Prior to her appointment as Chief Business Officer, Ms. Erickson served in various roles of increasing responsibility with Savara, including as our SVP of Global Business Operations from September 2022 to August 2023, SVP and Chief of Staff from October 2020 to September 2022, VP and Head of Investor Relations & Corporate Communications from May 2019 to October 2022, and Director of Investor Relations & Corporate Communications from October 2018 to May 2019. Prior to joining Savara, she held leadership roles within corporate, consulting, and agency settings at companies such as Mirati Therapeutics, Inc., Halozyme Therapeutics, Inc. (Nasdaq: HALO), Pfizer Inc. (NYSE: PFE), and Ogilvy. Ms. Erickson holds a B.A. in English from the University of Minnesota.

Braden Parker. Mr. Parker has served as our Chief Commercial Officer since September 2024. From January 2021 until February 2024, Mr. Parker served as Chief Commercial Officer of Orchard Therapeutics Inc. (“Orchard”), a biopharmaceutical company focused on the development of gene therapy for areas of significant medical need, where he was responsible for global commercial strategy, including overseeing Orchard’s first product launch. From March 2020 to January 2021, Mr. Parker was Senior Vice President and General Manager, North America, at Orchard. Prior to that, from April 2017 to March 2020, Mr. Parker served as Vice President and General Manager for the U.S. organization for PTC Therapeutics, Inc. (Nasdaq: PTCT), a biopharmaceutical company focused on therapies for the treatment of rare disorders, and led the company’s first U.S. product launch. Earlier in his career, Mr. Parker held commercial leadership roles at Celgene Corporation and NPS Pharma, which was acquired by Shire Plc. Mr. Parker holds an M.B.A. from New York University Stern School of Business and a B.B.A. from the University of Notre Dame.

Kate McCabe. Ms. McCabe has served as our Chief Legal Officer since December 2024. Prior to her appointment as Chief Legal Officer, Ms. McCabe served as our General Counsel from January 2023 to December 2024, SVP of Legal Affairs from December 2020 to January 2023, and VP of Legal Affairs from March 2018 to December 2020. Prior to joining Savara, Ms. McCabe practiced corporate and securities law at Wilson Sonsini Goodrich & Rosati, Professional Corporation, where she represented life sciences and technology companies in a variety of matters. Ms. McCabe holds a B.S. in Accounting from Canisius College and a J.D. from the University of Texas School of Law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 7, 2025 (the “Evaluation Date”), or an earlier date for information based on filings with the SEC, by (a) each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, (b) each director and nominee for director, (c) each of the named executive officers (“NEOs”) listed in the summary compensation table included in this proxy statement, and (d) all of our current directors and executive officers as a group. Percent of beneficial ownership is based on 172,747,640 shares of our common stock outstanding as of the Evaluation Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of the Evaluation Date, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each stockholder listed is: c/o Savara Inc., One Summit Square, 1717 Langhorne Newtown Rd., Suite 300, Langhorne, PA 19047.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Outstanding
Principal Stockholders:
Entities affiliated with Bain Capital Life Sciences, L.P. (1)	17,613,331	9.99%
Persons and entities affiliated with New Enterprise Associates (2)	24,471,264	14.17%
Persons and entities affiliated with Farallon Capital Management, LLC (3)	18,414,257	9.99%
Persons and entities affiliated with TCG Crossover (4)	10,000,000	5.79%
Persons and entities affiliated with Vestal Point Capital, LP (5)	10,775,000	6.24%
Blackrock, Inc. (6)	9,399,087	5.44%
Directors and NEOs:
Matthew Pauls (7)	2,917,456	1.69%
Nevan Elam (8)	134,951	*
Richard J. Hawkins (9)	193,450	*
Joseph S. McCracken (10)	360,394	*
David A. Ramsay (11)	2,621,392	1.52%
An van Es-Johansson (12)	154,500	*
David Lowrance (13)	1,064,814	*
Robert Lutz (14)	329,862	*
All current executive officers and directors as a group (12 persons) (15)	9,207,783	5.33%

*	Represents beneficial ownership of less than 1% of the shares of common stock of Savara.
(1)

The information as to beneficial ownership is based on a Schedule 13D/A filed on March 27, 2025 with the SEC on behalf of Bain Capital Life Sciences Fund II, L.P., BCIP Life Sciences Associates, LP, and BCLS II

Investco, LP (collectively, the “Bain Reporting Persons”). The Schedule 13D/A states that, collectively, the Bain Reporting Persons have shared voting and dispositive power over 14,051,352 shares of common stock of Savara and warrants to purchase 26,457,355 shares of common stock of Savara; however, the warrants can only be exercised to the extent such exercise would not cause the Bain Reporting Persons to beneficially own more than 9.99% of the total number of shares of common stock of Savara outstanding immediately after giving effect to the exercise. The address of the Bain Reporting Persons is 200 Clarendon Street, Boston, MA 02116.
(2)

The information as to beneficial ownership is based on a Schedule 13D/A filed on August 14, 2024 with the SEC on behalf of Growth Equity Opportunities 17, LLC (“GEO”) and the following associated persons and entities: New Enterprise Associates 17, L.P. (“NEA 17”), NEA Partners 17, L.P. (“NEA Partners 17”), NEA 17 GP, LLC (“NEA 17 LLC”), Forest Baskett (“Baskett”), Ali Behbahani (“Behbahani”), Carmen Chang (“Chang”), Anthony A. Florence, Jr. (“Florence”), Mohamad H. Makhzoumi (“Makhzoumi”), Edward T. Mathers (“Mathers”), Scott D. Sandell (“Sandell”), Paul Walker (“Walker”), and Rick Yang (“Yang”) (collectively, the “NEA Reporting Persons”). The Schedule 13D/A states that, collectively, the NEA Reporting Persons have shared voting and dispositive power over 24,471,264 shares of common stock of Savara. The address of the principal business office of GEO, NEA 17, NEA Partners 17, NEA 17, LLC and Sandell is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The address of the principal business office of Florence and Mathers is New Enterprise Associates, 104 5th Avenue, 19th Floor, New York, NY 10011. The address of the principal business office of Baskett, Behbahani, Chang, Makhzoumi, Walker and Yang is New Enterprise Associates, 2855 Sand Hill Road, Menlo Park, California 94025.

(3)

The information as to beneficial ownership is based on a Schedule 13G/A filed on February 11, 2025 with the SEC on behalf of Farallon Capital Partners, L.P. and the following associated persons and entities: Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Four Crossings Institutional Partners V, L.P., Farallon Capital Offshore Investors II, L.P., Farallon Capital (AM) Investors, L.P., Farallon Capital F5 Master I, L.P., Farallon Partners, L.L.C., Farallon Institutional (GP) V, L.L.C., and Farallon F5 (GP), L.L.C., Joshua J. Dapice, Philip D. Dreyfuss, Hannah E. Dunn, Richard B. Fried, Varun N. Gehani, Nicolas Giauque, David T. Kim, Michael G. Linn, Patrick (Cheng) Luo, Rajiv A. Patel, Thomas G. Roberts, Jr., Edric C. Saito, William Seybold, Daniel S. Short, Andrew J. M. Spokes, John R. Warren and Mark C. Wehrly (collectively, the “Farallon Reporting Persons”). The 13G/A states that, collectively, the Farallon Reporting Persons have shared voting and dispositive power over 6,835,000 shares of common stock of Savara and warrants to purchase 17,165,021 shares of common stock of Savara; however, the warrants can only be exercised to the extent such exercise would not cause the Farallon Reporting Persons to beneficially own more than 9.99% of the total number of shares of common stock of Savara outstanding immediately after giving effect to the exercise. The address of the Farallon Reporting Persons is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(4)

The information as to beneficial ownership is based on a Schedule 13G filed July 25, 2023 with the SEC on behalf of TCG Crossover GP I, LLC, TCG Crossover Fund I, L.P. and Chen Yu (collectively, the “TCG Reporting Persons”). The Schedule 13G states that the TCG Reporting Persons have shared voting and dispositive power over 10,000,000 shares of common stock of Savara. The address of each of the TCG Reporting Persons is 705 High St., Palo Alto, CA 94301.

(5)

The information as to beneficial ownership is based on a Schedule 13G filed February 14, 2025 with the SEC on behalf of Vestal Point Capital, LP and Ryan Wilder (collectively, the “Vestal Point Reporting Persons”). The Schedule 13G states that the Vestal Point Reporting Persons have shared voting and dispositive power over 10,775,000 shares of common stock of Savara. The address of each of the Vestal Point Reporting Persons is 632 Broadway, Suite 602, New York, NY 10012.

(6)

The information as to beneficial ownership is based on a Schedule 13G filed November 8, 2024 with the SEC on behalf of Blackrock, Inc. (“Blackrock”). The Schedule 13G states that Blackrock has sole voting power over 9,240,096 shares of common stock of Savara and sole dispositive power over 9,399,087 shares of common stock of Savara. The address of Blackrock is 50 Hudson Yards, New York, NY 10001.

(7)	Includes 2,231,077 shares of common stock of Savara issuable upon the exercise of options or vesting of RSUs within 60 days of the Evaluation Date.
(8)	Includes 112,451 shares of common stock of Savara issuable upon the exercise of options or vesting of RSUs within 60 days of the Evaluation Date.
(9)	Includes 166,209 shares of common stock of Savara issuable upon the exercise of options or vesting of RSUs within 60 days of the Evaluation Date.
(10)	Includes 149,557 shares of common stock of Savara issuable upon the exercise of options or vesting of RSUs within 60 days of the Evaluation Date.
(11)	Includes 147,750 shares of common stock of Savara issuable upon the exercise of options or vesting of RSUs within 60 days of the Evaluation Date.
(12)	Includes 132,000 shares of common stock of Savara issuable upon the exercise of options or vesting of RSUs within 60 days of the Evaluation Date.
(13)	Includes 943,809 shares of common stock of Savara issuable upon the exercise of options or vesting of RSUs within 60 days of the Evaluation Date.
(14)	Includes 228,125 shares of common stock of Savara issuable upon the exercise of options or vesting of RSUs within 60 days of the Evaluation Date.
(15)

Includes 4,334,145 shares of common stock of Savara held of record by our directors and executive officers and 4,873,638 shares of common stock of Savara issuable upon the exercise of options or vesting of RSUs within 60 days of the Evaluation Date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee’s charter (which can be found at https://savarapharma.com/investors/corporate-governance/) requires that the Audit Committee review and approve any proposed related-party transaction that would require disclosure pursuant to Item 404 of Regulation S-K.

Savara has had no related party transactions requiring disclosure under applicable SEC rules since January 1, 2023.

EQUITY COMPENSATION PLAN INFORMATION

The table below provides information about our common stock that, as of December 31, 2024, may be issued upon the exercise of options and the vesting of RSUs under the following equity compensation plans (which are all our equity compensation plans; provided, however, that currently new equity awards may only be issued under the 2024 Omnibus Incentive Plan and the 2021 Inducement Plan):

•	2024 Omnibus Incentive Plan (the “2024 Plan”)

•	2015 Omnibus Incentive Plan (the “2015 Plan”)

•	Savara Inc. Stock Option Plan (the “2008 Plan”)

•	2021 Inducement Equity Incentive Plan (the “2021 Inducement Plan”)

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted average exercise price of outstanding options, warrants and rights (1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Stockholders	14,656,246	(2)	$2.86	7,153,602
Equity Compensation Plans Not Approved by Stockholders	3,575,875	(3)	$2.50	1,272,799
Total	18,232,121		$2.79	8,426,401

(1)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, which have no exercise price.
(2)

Includes 3,978,000 shares issuable upon the exercise of outstanding options granted under the 2024 Plan, 2,142,000 shares issuable upon the vesting of RSUs granted under the 2024 Plan, 6,788,914 shares issuable upon the exercise of outstanding options granted under the 2015 Plan, 1,608,000 shares issuable upon the vesting of RSUs granted under the 2015 Plan, and 139,332 shares issuable upon the exercise of outstanding options granted under the 2008 Plan.

(3)

Includes 2,648,375 shares issuable upon the exercise of options granted under the 2021 Inducement Plan, and 927,500 shares issuable upon the vesting of RSUs granted under the 2021 Inducement Plan. For more information regarding the 2021 Inducement Plan, refer to Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following Compensation Discussion and Analysis describes our compensation philosophy and the material elements of compensation in 2024 for our executive officers identified in the Summary Compensation Table below, who are referred to as our “NEOs.” For the year ended December 31, 2024, our NEOs were:

•	Matthew Pauls, Chief Executive Officer

•	Robert Lutz, Chief Operating Officer

•	David Lowrance, Chief Financial & Administrative Officer and Secretary

Overview

Hiring and retaining well-performing executives is important to our ongoing success. Our executive compensation program is intended to attract and retain qualified executive officers and to align the interests of our executive officers with those of our stockholders by incentivizing and rewarding achievement of business objectives that will enhance Savara’s value and by promoting commitment to long-term success. As a clinical-stage biopharmaceutical company, these objectives are to be accomplished primarily by positioning us to successfully execute our drug product development and regulatory approval efforts and to translate those efforts, over time, into revenues and income from commercialization of, or strategic collaborations with respect to, our product candidates. To that end, our executive compensation packages include a base salary to provide an element of income stability and security that compensates our executive officers for expected day-to-day performance, annual performance-based cash incentives to motivate our executive officers to achieve near-term corporate goals that are set by our Board of Directors and intended to enhance the value of our company, and significant long-term incentives in the form of stock-based compensation to further align the interests of our executive officers with those of our stockholders, reward long-term value-creation, and increase retention. The components of our executive compensation program are also intended to complement each other and offset risk of overemphasis on short-term goals to the detriment of long-term value creation.

Neither our Board of Directors nor the Compensation Committee has adopted any formal or informal policies or guidelines for allocating compensation between cash and non-cash compensation, or among different forms of non-cash compensation. The determination of the Board of Directors or Compensation Committee as to the appropriate use and weight of each component of executive compensation has been historically subjective, based on its view of the relative importance of each component in meeting our overall objectives.

Our Compensation Committee is responsible for designing our executive compensation program each year and recommending it for approval by our Board of Directors. The Compensation Committee considers a number of factors, including the input of our Chief Executive Officer related to the compensation of executives other than himself. Additionally, our Compensation Committee engaged Aon (formerly Radford, “Aon”), an independent executive compensation consultant, to assist in evaluating our compensation practices, including measuring the competitiveness of our compensation practices against an appropriate peer group. Prior to engaging Aon, our Compensation Committee conducted a specific review of its relationship with Aon and determined that Aon’s work for the Compensation Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd–Frank Act, and by the SEC and Nasdaq rules. Aon reports directly to our Compensation Committee Chair, takes direction from our Compensation Committee, and does not provide Savara with any services other than the services provided at the request of our Compensation Committee. Our Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.

The Compensation Committee and Aon reviewed data from the Aon Global Life Sciences Survey as well as the compensation practices of a peer group of comparable companies. The Compensation Committee also considered the company’s performance and the performance of each of the executive officers. Based on that review, in December 2023, our Compensation Committee recommended, and our Board of Directors approved, compensation packages for our executive officers that included base salary and annual performance-based cash compensation targets for 2024. In December 2024, our Board of Directors, upon the recommendation of our Compensation Committee, (i) evaluated the achievement of the performance-based targets and (ii) approved equity awards to each of our NEOs.

Factors for Determining 2024 Compensation

Performance

One of the primary objectives of our executive compensation program is to motivate our executive officers to achieve strategic goals that our Board of Directors believes will lead to short-term and long-term value creation for our stockholders. As discussed above, given the nature of our business and our life-cycle stage, these goals are largely tied to advancement of our product pipeline through the attainment of clinical and regulatory milestones, securing adequate funding, and managing our cash resources consistent with forecast and strategic plans. Although our Board of Directors establishes pre-approved goals in connection with setting the bonus targets, it retains significant discretion to assess performance in a subjective, non-formulaic manner.

Competitive Assessment

Our Board of Directors and Compensation Committee believe that examining data from similarly situated companies in our industry and establishing a peer group and reviewing compensation packages offered and paid to similar positions of that peer group provide useful information in evaluating our executive compensation practices, including the structure and levels of compensation that will allow us to attract, retain and motivate our executive officers and also align their interests with those of our stockholders.

In the third quarter of 2023, in consultation with Aon, our Compensation Committee reviewed the peer group of publicly traded companies in the biotechnology and biopharmaceutical industries used in its compensation assessment from the prior year and refined the peer group to more closely align with our market capitalization at the time of the selection and to replace peer companies that had been acquired. The following peer group was recommended by Aon and approved by the Compensation Committee and our management for consideration when evaluating equity awards granted to executive officers in December 2023, and for other decisions relating to 2024 compensation:

• 89Bio, Inc.	• Ardelyx, Inc.	• Keros Therapeutics, Inc.*
• Actinium Pharmaceuticals, Inc.	• aTyr Pharma, Inc.	• Pliant Therapeutics, Inc.
• Aerovate Therapeutics, Inc.	• BioAtla, Inc.	• Reneo Pharmaceuticals, Inc.*
• AN2 Therapeutics, Inc.	• Edgewise Therapeutics, Inc.*	• Vera Therapeutics, Inc.*
• Anavex Life Sciences Corp.*	• Evelo Biosciences, Inc.	• Verona Pharma plc*
• Annexon, Inc.	• Fulcrum Therapeutics, Inc.*	• Viridian Therapeutics, Inc.
• Arcturus Therapeutics Holdings Inc.	• KalVista Pharmaceuticals, Inc.*

*	Added to the peer group in 2023.

In anticipation of its 2024 annual review of compensation, in the third quarter of 2024, again in consultation with Aon, our Compensation Committee reviewed the above peer group and made certain adjustments to align more closely with our organizational complexity and market capitalization. Specifically, Actinium Pharmaceuticals, Inc., Aerovate Therapeutics, Inc., AN2 Therapeutics, Inc., BioAlta, Inc., Evelo Biosciences, Inc., and Reneo Pharmaceuticals, Inc. were removed, and Apogee Therapeutics, Inc., Applied Therapeutics, Inc., Liquidia Corporation, Mineralys Therapeutics, Inc., Scholar Rock, Inc., and Soleno Therapeutics, Inc. were added. This updated peer group was considered by the Compensation Committee when evaluating the equity awards granted to our executive officers in 2024.

To effectively recruit, retain and motivate key employees, we believe our executive compensation must be competitive within the peer group in which we compete, while also aligned with the interest of our stockholders. Our Compensation Committee used the compensation data from the peer group as well as available survey data to assist in its evaluation of the compensation of our executive officers and as a factor in its recommendations. However, we do not benchmark executive compensation to the compensation at the peer group.

Executive Compensation Components

Base Salary

The purpose of the base salary component of our executive compensation program is to provide a level of income that allows us to attract and retain executive talent and mitigate pressure to focus on stock price performance to the detriment of other important aspects of our business by providing an element of income stability and security. The base salary represents fixed cash compensation recognizing individual performance, scope of responsibility, leadership skills and experience, and it compensates an executive for performing his or her job responsibilities on a day-to-day basis. The base salaries of our executive officers are initially established through arm’s-length negotiation at the time of hire. Base salaries are then reviewed at least annually by the Compensation Committee and may be adjusted to realign with market levels after taking into account individual responsibilities, performance and experience. The Compensation Committee also evaluates an executive officer’s base salary in the context of the executive’s other compensation components to ensure that the executive’s compensation package is in line with our overall compensation philosophy and objectives as discussed above.

In December 2023, our Compensation Committee assessed the base salary levels of our NEOs. The Compensation Committee considered the recommendations of Aon and reviewed data from the Aon Global Life Sciences Survey for publicly traded pre-commercial biopharmaceutical companies with headcounts between 15 and 120 employees and between $150 million and $1.5 billion in market value and the compensation practices of the peer group of comparable companies described above. Following its review and consideration of the Aon recommendations and data, as well as individual performance, the Compensation Committee recommended approval of the 2024 base salary of each of our NEOs to the Board of Directors, which the Board of Directors approved. The 2024 base salaries for the NEOs were as follows:

Executive Officer	Salary	% Increase
Matthew Pauls	$620,000	4.2%
Robert Lutz	$454,480	4.0%
David Lowrance	$455,063	4.0%

Annual Cash Incentives

Although we do not have a written bonus plan, the Board of Directors sets performance targets annually for each of the NEOs, and the NEOs receive bonuses at the end of each year based on achievement against those targets. These bonuses are designed to motivate our executive officers to achieve near-term goals and are intended to reward the attainment of annual corporate and individual goals that we believe will enhance the long-term value of our company.

In December 2023, the Compensation Committee recommended, and the Board of Directors approved, the target bonus amounts and performance targets for 2024 for the other NEOs. After considering market data and input from Aon and the practices of the peer group, the Compensation Committee recommended, and the Board of Directors approved, that the 2024 target bonus amounts would remain the same percent of base salary as 2023 for each of the NEOs. The approved 2024 target bonus amounts as a percent of salary for each of the NEOs were as follows:

Executive Officer	Bonus Target (% of base salary)
Matthew Pauls	50%
Robert Lutz	40%
David Lowrance	40%

The total bonus opportunity for each executive was based on the achievement of certain performance goals. For the Chief Executive Officer, the Board determined that the achievement of companywide goals established by the Chief Executive Officer and the Board of Directors would represent 100% of the bonus award. For each of Mr. Lutz and Mr. Lowrance, the Board determined that the achievement of the companywide goals would represent 75% of the bonus award and the achievement of individual performance measures would represent 25% of the award. For Mr. Lutz, the individual performance measures consisted of objectives related to business development, hiring, product supply, regulatory affairs, and quality assurance activities. For Mr. Lowrance, the individual performance measures consisted of objectives related to financial reporting metrics and budgeting, contract negotiations, human resources activities, and IT and administrative activities and support.

The companywide performance goals for 2024 were intended to focus the management team on strategic objectives and inform the setting of individual goals for the executives and their teams. The approved goals and weightings for each goal are set forth below. In certain instances, the goals approved by the Board are described but the specifics are not disclosed due to commercial sensitivity.

•	Report IMPALA-2 Top Line Data (35%). Report top line data by end of June (100% achievement level) or July (95% achievement level).

•

Optimize Molgramostim Nebulizer Solution Program (55%). Objectives related to clinical and medical affairs included goals related to the Early Access Program, pediatric trial, and IMPALA-2 data review and publication, and they represented 10% of the overall weighting. Objectives related to global technical operations included goals related to establishing a redundant supply chain and represented 20% of the overall weighting. Objectives related to commercial preparations included those associated with validating the global commercial opportunity and those associated with preparing key strategic markets, each of which represented 5% of the total. Objectives related to regulatory and quality affairs activities included goals related to preparation of the Biologics License Application and ensuring inspection readiness and represented 15% of the overall weighting.

•	Advance Strategic Planning (5%) . Objectives related to corporate valuation model and evaluation of potential strategic partnership options.

•	Maintain Disciplined Operational Management (5%) . Operate within 5% of the 2024 approved budget.
In December 2024, the Compensation Committee met to review performance against the 2024 corporate goals and to recommend bonus amounts to our Board of Directors for approval. The Compensation Committee determined that the companywide goals had been fully met and it recommended that an additional amount be paid in recognition of the company’s superior performance during 2024, which resulted in a payout of 110% of the portion of the amount of the bonus award that was based on the achievement of the companywide goals. In addition, it was determined that the individual achievement portion of the bonus for Mr. Lutz should be paid at the 110% level and for Mr. Lowrance at the 110% level due to their exceptional efforts during 2024.
The following table sets forth the total awards recommended by the Compensation Committee and approved by our Board of Directors in December 2024 for the executives serving at that date:

Executive Officer	Bonus Award
Matthew Pauls	$341,000
Robert Lutz	$199,971
David Lowrance	$200,228
Long-Term Incentive Awards – Stock Options and Restricted Stock Units
We believe that stock-based compensation, such as stock options and restricted stock units (“RSUs”), serves to further align the interests of our executive officers with those of our stockholders, reward long-term value-creation, and increase retention, and it is therefore a significant element of our executive compensation. We do not have a formal plan requiring us to grant equity awards on specified dates; however, we typically grant options and/or RSUs to our employees, including executives, upon the commencement of their employment and make additional grants on an annual basis as part of the annual review of performance and compensation at the December meeting of the Board of Directors. Neither the Board of Directors nor the Compensation Committee takes material nonpublic information into account when determining the timing or terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During the year ended December 31, 2024, we did not grant equity awards to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form
8-K
that discloses material nonpublic information.
Because vesting occurs over multiple years and only if the employee continues to be employed with us at the time of vesting, and because the realized value of the equity awards is directly related to our stock price, our Board of Directors believes these equity awards encourage our employees to remain with our company, promote a long-term perspective on corporate success, directly incentivize the NEOs to build long-term value, and align the interests of our employees, including the NEOs, with our stockholders.
In December 2024, our Compensation Committee and our Board of Directors considered equity awards to our employees, including our NEOs, in connection with the annual performance and compensation review process. After considering the performance of the executives and the market data provided by Aon, the

Compensation Committee recommended, and the Board of Directors approved, the following equity awards to the NEOs:

Executive Officer	Number of Options (1)	Number of RSUs (2)
Matthew Pauls	900,000	400,000
Robert Lutz	300,000	100,000
David Lowrance	300,000	100,000

(1)	The options have an exercise price of $3.35 per share and vest over a four-year period in equal quarterly installments beginning on the first quarterly anniversary of December 12, 2024.

(2)	The RSUs vest in full on December 12, 2026.
Other Elements of Compensation
We maintain broad-based benefits that are provided to all regular, full-time employees (including the NEOs), including health, dental and vision insurance, health savings accounts with company contribution, disability insurance, paid time off, and a 401(k) plan with company match potential. We believe these benefits enable us to offer competitive compensation packages and support employee focus and productivity.
We did not provide any of the NEOs with perquisites in 2024 that exceeded $10,000 in the aggregate for any person.
NEO Employment Agreements
We believe that concerns about potential job loss or the possibility or occurrence of a change-in-control
can create uncertainty for our NEOs that may negatively affect their performance. Accordingly, we have entered into employment agreements with each of our executive officers, which provide for severance benefits upon a qualifying termination of employment and the executive’s compliance with certain post-termination obligations, including delivery of a general release of claims. Those severance benefits are described below under “Potential Payments upon Termination or Change in Control.”
Results of “Say on Pay” Advisory Vote on Executive Compensation
At our 2024 annual meeting of stockholders, approximately 95% of shares that voted on the “say on pay” proposal approved, on an advisory basis, the compensation paid to our NEOs as disclosed in our definitive proxy statement for that meeting. By the time of the 2024 annual meeting in June 2024, the Compensation Committee had already recommended, and the Board of Directors had approved, a majority of the components of 2024 compensation for the NEOs; however, the Compensation Committee considered the results of the 2023 advisory vote (where we received 91% approval) when making their recommendations. Additionally, the Compensation Committee considered the results of the 2024 advisory vote when recommending the remaining elements of executive compensation for 2024. Our Compensation Committee intends to monitor the results of advisory votes in making future recommendations.
Prohibition on Hedging the Economic Risk of Ownership in Our Securities
For a description of restrictions related to hedging, please see the section entitled “Prohibition on Hedging and Speculative Transactions Involving our Securities.”
Clawback Policy
In 2023, our Compensation Committee adopted a clawback policy to comply with NASDAQ and SEC rules. Under the policy, if the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws, the Compensation Committee shall, subject to limited exceptions, seek to recover “excess incentive-based compensation” from each individual who is a Section 16 officer or was a Section 16 officer during the performance period for such incentive-based compensation. For this purpose, excess incentive-based compensation generally is the amount of incentive-based compensation that is based on a financial performance measure that is in excess of the amount that otherwise would have been received had such incentive-based compensation been determined based on restated amounts in the accounting restatement. The clawback policy applies to incentive-based compensation for which the financial performance metric was attained during the three-year period preceding the date of the accounting restatement.
Insider Trading Policy
The company has adopted an insider trading policy which is reasonably designed to promote compliance with insider trading laws and applicable rules and regulations, including those imposed by the SEC and Nasdaq. The insider trading policy applies to all directors, officers, employees and certain third parties, including consultants, of the company and prohibits purchases, sales, and other transactions involving the company’s securities or the securities of any other companies while in possession of material non-public information
regarding the company or such other companies and from disclosing such information to others. It also imposes additional restrictions, including blackout periods and pre-clearance
requirements. Since the company has not historically engaged in stock buybacks and grants awards during open windows, the company has not adopted formal policies and procedures with respect to the company’s transactions in its own securities.

Compensation Risk Assessment

The Compensation Committee evaluates our executive compensation program on an annual basis to confirm that it does not incentivize excessive risk-taking. Our executive compensation program includes a mix of different types of compensation (base salary, annual performance-based cash bonuses, and long-term equity incentive awards), which provides balance between fixed and performance-based compensation and as to the timing of pay realization. We also believe that our compensation program encourages and rewards prudent business judgment and incentivizes our executive officers to achieve near-term goals but not to the detriment of long-term value creation, which further aligns the interests of the executive officers with those of our stockholders. Based on its latest review, the Compensation Committee concluded that our executive compensation program does not create risks that are reasonably likely to have a material adverse impact on our company.

Conclusion

Attracting, retaining, and motivating key employees is essential to creating stockholder value. We believe offering a competitive compensation program with the appropriate mix of base salary and performance-based compensation, including a substantial equity component, and providing for post-termination compensation in certain circumstances, helps us achieve our business objectives and aligns the interest of our executive officers with those of our stockholders. We believe that our 2024 executive compensation was appropriate in that regard.

Compensation Committee Interlocks and Insider Participation

During 2024, the Compensation Committee consisted of Mr. Elam, Dr. McCracken and Dr. van Es-Johansson. No member of the Compensation Committee has ever been an executive officer or employee of Savara. None of our executive officers currently serve, or served during 2024, on the compensation committee or board of directors of a company that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement and, based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

Nevan Elam

Joseph McCracken

An van Es-Johansson

The material in the foregoing Compensation Committee Report is not “soliciting material,” shall not be deemed “filed” with the U.S. Securities and Exchange Commission, and shall not be incorporated by reference in any filing of Savara Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth compensation information for the NEOs for the years ended December 31, 2024 and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
Matthew Pauls (3)	2024	620,000	31,000	1,340,000	2,593,011	310,000	18,000	(4)	4,912,011
Chief Executive Officer	2023	595,000	59,500	2,002,500	787,223	297,500	18,000	(4)	3,759,723
Robert Lutz	2024	454,480	18,179	335,000	864,337	181,792	18,000	(4)	1,871,788
Chief Operating Officer	2023	387,341	143,405	1,066,200	874,534	174,800	18,000	(4)	2,664,280
David Lowrance	2024	455,063	18,203	335,000	864,337	182,025	18,000	(4)	1,872,628
Chief Financial & Administrative Officer & Secretary	2023	437,561	32,817	712,000	139,951	175,025	22,000	(4)	1,519,354

(1)

Amounts shown in this column do not reflect compensation actually received by the NEO. The amounts in this column represent the aggregate grant date fair value of stock awards or option awards granted to the NEO in the year indicated, calculated in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, Stock Compensation, except that any estimate of forfeitures was disregarded. For a description of the assumptions used to calculate these amounts, see Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(2)

Amounts in this column represent annual cash incentive awards paid to each executive officer under our annual cash incentive program. For further information, see “Compensation Discussion and Analysis—Executive Compensation Components—Annual Cash Incentives.”

(3)	Mr. Pauls did not receive any additional compensation for his service as a director.
(4)	Includes $18,000 in employer 401(k) plan matching contributions.

Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards to the NEOs for the year ended December 31, 2024:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)
Name	Grant Date	Threshold ($)	Target ($)		Maximum ($)
Matthew Pauls	—	—	310,000	(3)	—	—	—	—	—
	12/12/2024	—	—		—	—	900,000	3.35	2,593,011
	12/12/2024	—	—		—	400,000	—	—	1,340,000
Robert Lutz	—	—	181,792	(3)	—	—	—	—	—
	12/12/2024	—	—		—	—	300,000	3.35	864,337
	12/12/2024	—	—		—	100,000	—	—	335,000
David Lowrance	—	—	182,025	(3)	—	—	—	—	—
	12/12/2024	—	—		—	—	300,000	3.35	864,337
	12/12/2024	—	—		—	100,000	—	—	335,000

(1)	The annual incentive plan provides only for a target payment amount, and not a threshold or maximum amount.

(2)

Amounts shown in this column do not reflect compensation actually received by the NEO. The amounts in this column represent the aggregate grant date fair value of RSU and option awards granted to the NEO in the year indicated, calculated in accordance with the provisions of FASB ASC Topic 718, Stock Compensation, except that any estimate of forfeitures was disregarded. For a description of the assumptions used to calculate these amounts, see Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(3)

The amounts reported represent the performance-based incentive cash awards each NEO could earn pursuant to our executive bonus plan for the year ended December 31, 2024, as described above under “Compensation Discussion and Analysis—Executive Compensation Components—Annual Cash Incentives” above. The actual amounts earned for the year ended December 31, 2024 are set forth in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above.

Outstanding Equity Awards at Fiscal Year-End 2024

The following table sets forth information regarding outstanding equity awards held by the NEOs as of December 31, 2024.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)		Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price ($/sh)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Matthew Pauls	3,750		—		5.13	5/25/2027	—		—
	12,000		—		7.33	12/13/2028	—		—
	12,000		—		1.59	12/20/2029	—		—
	898,639		—		1.32	9/15/2030	—		—
	500,000		—		1.23	12/16/2030	—		—
	262,500	(2)	87,500	(2)	1.11	12/14/2031	—		—
	350,000	(3)	350,000	(3)	1.51	12/13/2032
	56,250	(4)	168,750	(4)	4.45	12/14/2033	450,000	(5)	1,381,500
	—		900,000	(6)	3.35	12/12/2034	400,000	(7)	1,228,000
Robert Lutz	153,125		196,875	(8)	2.53	2/24/2033	140,000	(9)	429,800
	10,000	(4)	30,000	(4)	4.45	12/14/2033	160,000	(5)	491,200
	—		300,000	(6)	3.35	12/12/2034	100,000	(7)	307,000
David Lowrance	80,684		—		1.51	10/25/2026	—		—
	200,000		—		11.26	8/2/2028	—		—
	150,000		—		1.59	12/20/2029	—		—
	260,000		—		1.23	12/16/2030	—		—
	75,000	(2)	25,000	(2)	1.11	12/14/2031	—		—
	125,000	(3)	125,000	(3)	1.51	12/13/2032	—		—
	10,000	(4)	30,000	(4)	4.45	12/14/2033	160,000	(5)	491,200
	—		300,000	(6)	3.35	12/12/2034	100,000	(7)	307,000

(1)

The vesting schedules described for each option in this table are subject to the NEO’s continued service to our company and to acceleration in connection with an involuntary termination in connection with a change of control, as described below under “Potential Payments upon Termination or Change in Control—Executive Employment Agreements.”

(2)	This option vests and becomes exercisable in 16 substantially equal installments on each quarterly anniversary of December 14, 2021.

(3)	This option vests and becomes exercisable in 16 substantially equal installments on each quarterly anniversary of December 13, 2022.
(4)	The option vests and becomes exercisable in 16 substantially equal installments on each quarterly anniversary of December 14, 2023.
(5)	The RSUs vest in full on December 14, 2025.
(6)	The option vests and becomes exercisable in 16 substantially equal installments on each quarterly anniversary of December 12, 2024.
(7)	The RSUs vest in full on December 12, 2026.
(8)	The option vests and becomes exercisable in 16 substantially equal installments on each quarterly anniversary of February 13, 2023.
(9)	The RSUs vest in full on February 13, 2025.

Option Exercises and Stock Vested in Fiscal Year 2024

The following table provides, for each of the NEOs, information with respect to the exercise of stock options and, on an aggregate basis, stock awards that vested during 2024:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of shares acquired on vesting	Value realized on vesting ($)(1)
Matthew Pauls	—	—	325,000	1,043,250
Robert Lutz	—	—	—	—
Dave Lowrance	—	—	100,000	321,000

(1)

Value realized on vesting of stock awards does not represent proceeds from any sale of any common stock upon its vesting but is determined by multiplying the number of shares vested by the closing price of our common stock on the Nasdaq Global Select Market on the vesting date.

Pension Benefits

We do not maintain any plan that provides for payments or other benefits at, following, or in connection with retirement, other than a 401(k) plan, which all eligible employees participate in on the same basis.

Nonqualified Deferred Compensation

We do not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments upon Termination or Change in Control

NEO Employment Agreements

As discussed above under “Compensation Discussion and Analysis,” we have entered into executive employment agreements with each of the NEOs. Those executive employment agreements require us to make specified payments and provide specified benefits related to their outstanding equity awards in the event of a qualifying termination of employment, subject to the officer’s compliance with the terms and conditions in the agreement.

Mr. Pauls

The executive employment agreement with Mr. Pauls provides that if Mr. Pauls’ employment is terminated (i) by Savara without “cause” (as defined in the agreement), (ii) due to resignation by Mr. Pauls for “good reason” (as defined in the agreement), or (iii) due to his death or disability, and, in the case of (i) and (ii), such termination occurs outside of the period beginning three months prior to, and ending 12 months following, a “change of control” (as defined in the agreements) (the “change of control period”), then, subject to him timely signing and not revoking a separation agreement and release of claims agreement, Mr. Pauls would be entitled to receive:

•

a lump sum payment equal to (i) 18 months of his then-current base salary, plus (ii) 100% of his target bonus, plus (iii) a pro-rated portion of his target bonus based on the number of days he was employed by our company during the relevant performance period;

•

reimbursements for payments the executive makes for continued healthcare coverage pursuant to COBRA until the earlier of (i) the date 18 months from the termination date or (ii) the date upon which he and his eligible dependents become covered under similar plans; and

•

accelerated vesting as to 100% of his equity awards and an extension of the exercise period of the awards until the earlier of (i) the 18-month anniversary of the termination date and (ii) the original expiration date of the applicable award.

The executive employment agreement also provides that if Mr. Pauls’ employment is terminated (i) by Savara without cause, or (ii) due to resignation by Mr. Pauls for good reason and such termination occurs during the change of control period, then, subject to him timely signing and not revoking a separation agreement and release of claims agreement, Mr. Pauls would be entitled to receive:

•

a lump sum payment equal to (i) 24 months of his then-current base salary plus (ii) 100% of his target bonus, plus (iii) a pro-rated portion of his target bonus based on the number of days he was employed by our company during the relevant performance period;

•

reimbursements for payments the executive makes for continued healthcare coverage pursuant to COBRA until the earlier of (i) the date 24 months from the termination date or (ii) the date upon which he and his eligible dependents become covered under similar plans; and

•

accelerated vesting as to 100% of his equity awards and an extension of the exercise period of the awards until the earlier of (i) the 24-month anniversary of the termination date and (ii) the original expiration date of the applicable award.

Mr. Lutz and Mr. Lowrance

The executive employment agreement with each of Mr. Lutz and Mr. Lowrance provide that if Mr. Lutz’s or Mr. Lowrance’s employment is terminated (i) by Savara without “cause” (as defined in the agreement), (ii) due to resignation by Mr. Lutz or Mr. Lowrance for “good reason” (as defined in the agreement), or (iii) due to death or disability, and, in the case of (i) and (ii), such termination occurs outside of the period beginning three months prior to, and ending 12 months following, a “change of control” (as defined in the agreements) (the “change of control period”), then, subject to him timely signing and not revoking a separation agreement and release of claims agreement, each of Mr. Lutz and Mr. Lowrance would be entitled to receive:

•

a lump sum payment equal to (i) 12 months of his then-current base salary plus (ii) a pro-rated portion of his target bonus based on the number of days he was employed by our company during the relevant performance period;

•

reimbursements for payments the executive makes for continued healthcare coverage pursuant to COBRA until the earlier of (i) the date 12 months from the termination date or (ii) the date upon which he and/or his eligible dependents becomes covered under similar plans; and

•

accelerated vesting as to the number of stock options that would have otherwise vested pursuant to his equity awards had he remained employed by our company for 12 months following his termination date.

The executive employment agreements also provide that if Mr. Lutz or Mr. Lowrance’s employment is terminated (i) by Savara without cause, or (ii) due to resignation by Mr. Lutz or Mr. Lowrance for good reason and such termination occurs during the change of control period, then, subject to him timely signing and not revoking a separation agreement and release of claims agreement, each of Mr. Lutz and Mr. Lowrance would be entitled to receive:

•

a lump sum payment equal to (i) 18 months of his then-current base salary, plus (ii) 100% of his target bonus, plus (iii) a pro-rated portion of his target bonus based on the number of days he was employed by our company during the relevant performance period;

•	a taxable lump sum payment equal to the amount he would pay for continued healthcare coverage pursuant to COBRA for 18 months from the termination date; and

•	accelerated vesting as to 100% of his equity awards.

Potential Payments Upon a Qualifying Termination of Employment

The following table sets forth quantitative estimates of the benefits that would have accrued to each of Mr. Pauls, Mr. Lutz, and Mr. Lowrance pursuant to their respective employment agreements if there had been a qualifying termination of his employment on December 31, 2024.

Name	Cash Severance Based on Salary and Bonus ($) (1)	Cost to Continue Health Insurance ($)(2)	Value of Accelerated Equity Awards ($)(3)	Value of Accrued Vacation ($)	Total ($)
Matthew Pauls	1,581,000	18,000	3,327,000	42,923	4,968,923
Robert Lutz	654,451	36,000	538,450	27,094	1,255,995
David Lowrance	655,291	36,000	637,700	33,255	1,361,246

1)

Calculated using the annual base salary in effect as of December 31, 2024. As described above under “Potential Payments upon Termination or Change in Control,” in the event of a qualifying termination on that date each of the NEOs would have been entitled to a pro-rated portion of his target bonus based on the number of days he was employed by us during the relevant performance period. As of December 31, 2024, the 2024 bonus amounts had been determined but not yet paid and are therefore included; the 2025 performance period had not yet begun. Additionally, Mr. Pauls would have been entitled to an amount equal to 100% of his target bonus.

2)	Calculated using insurance premiums in effect as of December 31, 2024.
3)	Calculated using the closing sale price of our common stock on December 31, 2024.

Potential Payments upon a Qualifying Termination of Employment due to Change in Control

The following table sets forth quantitative estimates of the benefits that would have accrued to each of Mr. Pauls, Mr. Lutz, and Mr. Lowrance pursuant to their respective employment agreements if there had been a change in control of our company and qualifying termination of the NEOs’ employment on December 31, 2024. The Company does not provide single trigger change in control benefits.

Name	Cash Severance Based on Salary and Bonus ($)(1)	Cost to Continue Health Insurance ($)(2)	Value of Accelerated Equity Awards ($)(3)	Value of Accrued Vacation ($)	Total ($)
Matthew Pauls	1,891,000	24,000	3,327,000	42,923	5,284,923
Robert Lutz	881,691	54,000	904,513	27,094	1,867,298
David Lowrance	882,823	54,000	1,042,200	33,255	2,012,278

1)

Calculated using the annual base salary in effect as of December 31, 2024. As described above under “Potential Payments upon Termination or Change in Control,” in the event of a qualifying termination. For the bonus amounts, as of December 31, 2024, the 2024 bonus amounts had been determined but not yet paid and are therefore included; the 2025 performance period had not yet begun. Additionally, each of the NEOs would have been entitled to an amount equal to 100% of his target bonus.

2)	Calculated using insurance premiums in effect as of December 31, 2024.
3)	Calculated using the closing sale price of our common stock on December 31, 2024.

Pay Ratio Disclosure

As required by Item 402(u) of Regulation S-K, we are providing the following pay ratio information with respect to the year ended December 31, 2024.

The median of the annual total compensation of all employees of our company, except our Chief Executive Officer, for 2024 was $490,319, and the annual total compensation basis for our Chief Executive Officer, Mr. Pauls, for 2024 was $4,912,010. As a result, our Chief Executive Officer’s 2024 annual total compensation was approximately 10.0 times that of the median annual total compensation of all employees of our company.

We identified the median employee based on the total annual compensation, as determined using the Summary Compensation Table methodology set out in item 402(c)(2)(x) of regulation S-K, of all full-time and part-time employees as of December 31, 2024. In making the calculation, we used an annualized compensation amount for employees who were employed less than the full year.

	Median Employee ($)	Chief Executive Officer ($)
Salary	310,000	620,000
Bonus	—	31,000
Stock Awards	96,900	1,340,000
Option Awards	83,419	2,593,010
Non-Equity Incentive Plan Compensation	—	310,000
All Other Compensation	—	18,000

Total Compensation	490,319	4,912,010

Pay Versus Performance
As required by Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive “compensation actually paid” and the financial performance of our company.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3), (4)	Average Compensation Actually Paid to Non-PEO NEOs (5)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return (6)	Net Loss (in thousands)
2024	$4,912,011	$3,970,565	$1,872,208	$1,261,216	$65	$(95,881)
2023	$3,759,723	$5,656,943	$2,091,817	$2,355,922	$303	$(54,698)
2022	$2,195,542	$2,506,972	$876,409	$656,826	$125	$(38,150)

(1)	Reflects the total compensation reported for Mr. Pauls, our Chief Executive Officer, for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)
Reflects the “compensation actually paid” to Mr. Pauls, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Pauls during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to Mr. Pauls’ total compensation as reported in the Summary Compensation Table to determine the “compensation actually paid”:

Year	Summary Compensation Table Total	Deductions for Reported Grant Date Fair Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid
2024	$4,912,011	$(3,933,011)	$2,991,565	$3,970,565
2023	$3,759,723	$(2,789,723)	$4,686,943	$5,656,943
2022	$2,195,542	$(1,301,005)	$1,612,435	$2,506,972

(A)	Reflects the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(B)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation)	Total Equity Award Adjustments
2024	$3,821,011	$1,171,337	—	$(59,711)	—	—	$2,991,565
2023	$3,689,446	$1,100,239	—	$(102,741)	—	—	$4,686,943
2022	$1,343,676	$239,841	—	$28,919	—	—	$1,612,435

(3)	The NEOs included for purposes of calculating the average amounts in each applicable year are:
2024: Mr. Lutz and Mr. Lowrance
2023: Mr. Lutz and Mr. Lowrance
2022: Dr. Pratt and Mr. Lowrance
(4)	Reflects the total compensation reported for the average of the amounts reported for our NEOs as a group (excluding Mr. Pauls) in the “Total” column of the Summary Compensation Table.
(5)
Reflects the average amount of “compensation actually paid” to our NEOs as a group (excluding Mr. Pauls), as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Pauls) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Pauls) total compensation as reported in the Summary Compensation Table to determine the “compensation actually paid,” using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Deductions for Average Reported Grant Date Fair Value of Equity Awards	Average Equity Award Adjustments (A)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$1,872,208	$(1,199,337)	$588,345	$1,261,216
2023	$2,091,817	$(1,396,343)	$1,660,447	$2,355,922
2022	$876,409	$(523,589)	$304,006	$656,826

(A)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation)	Total Average Equity Award Adjustments
2024	$1,171,337	$(202,279)	—	$(380,714)	—	—	$588,345
2023	$1,833,235	$170,259	—	$(343,046)	—	—	$1,660,447
2022	$556,797	$33,719	—	$(286,510)	—	—	$304,006

(6)
Total shareholder return is calculated by dividing the sum of the amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2022, 2023 or 2024.

Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Compensation Discussion and Analysis,” our executive compensation program is intended to align the interests of our executive officers with those of our stockholders, and as a clinical-stage biopharmaceutical company, that is accomplished by positioning the company to successfully execute our drug product development
and regulatory approval efforts and to translate those efforts, over time, into revenues and income from commercialization of, or strategic collaborations with respect to, our product candidates. For that reason, we do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation
S-K)
for a particular year, and we have not historically looked to net income (loss) as a performance measure for our executive compensation program.
The following graphs visually describe t
he rel
ationship between (1) “compensation actually paid” to our PEO and the average “compensation actually paid” to our non-PEO
NEOs and cumulative total shareholder return and (2) “compensation actually paid” to our PEO and the average “compensation actually paid” to our non-PEO
NEOs and net loss.

Compensation Actually Paid and Company TSR
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
IN MILLIONS
320
300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
-
2022
2023
2024
PEO
AVERAGE FOR NON-PEO NEO's
TSR

Compensation Actually Paid and Net Loss
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
IN MILLIONS
-
(10)
(20)
(30)
(40)
(50)
(60)
(70)
(80)
(90)
(100)
IN MILLIONS
2022
2023
2024
PEO
AVERAGE FOR NON-PEO NEO's
NET INCOME (LOSS)

DIRECTOR COMPENSATION

The following table shows compensation information for the individuals who served as non-employee directors during the year ended December 31, 2024. Mr. Pauls did not receive any additional compensation for his service as a director.

Director Compensation for Fiscal Year 2024

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Total ($)
Nevan Elam (3)	57,500	134,000	191,500
Rick Hawkins (4)	49,000	134,000	183,000
Joe McCracken (5)	62,500	134,000	196,500
David A. Ramsay (6)	60,250	134,000	194,250
Ricky Sun (7)	22,250	—	22,250
An van Es-Johansson (8)	55,500	134,000	189,500

1)

Amounts in this column do not reflect compensation actually received by the directors. The amounts in this column represent the aggregate grant date fair value of stock awards granted to the directors in 2024, calculated in accordance with the provisions of FASB ASC Topic 718, Stock Compensation, except that any estimate of forfeitures was disregarded. For a description of the assumptions used to calculate these amounts, see Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

2)	As of December 31, 2024, each of our non-employee directors held 40,000 unvested RSUs.
3)	As of December 31, 2024, Mr. Elam held options to purchase a total of 112,451 shares of our common stock.
4)	As of December 31, 2024, Mr. Hawkins held options to purchase a total of 166,209 shares of our common stock.
5)	As of December 31, 2024, Dr. McCracken held options to purchase a total of 149,557 shares of our common stock.
6)	As of December 31, 2024, Mr. Ramsay held options to purchase a total of 147,750 shares of our common stock.
7)

Dr. Sun decided not to stand for reelection following the conclusion of his term at the 2024 annual meeting of stockholders. As of December 31, 2024, Dr. Sun held options to purchase a total of 132,000 shares of our common stock.

8)	As of December 31, 2024, Dr. van Es-Johansson held options to purchase a total of 132,000 shares of our common stock.

Overview of Non-Employee Director Compensation

With the assistance of the Compensation Committee, our Board of Directors periodically reviews and evaluates the director compensation policy and adopts changes designed to allow us to recruit and retain individuals with the requisite experience, skills, and characteristics for membership on our Board of Directors. Under the policy, non-employee directors are compensated through a combination of cash fees and equity awards. Additionally, we reimburse non-employee directors for travel and other reasonable out-of-pocket expenses related to attendance at meetings of the Board of Directors and its committees.

In December 2024, our Compensation Committee reviewed our non-employee director compensation policy and market data provided by Aon. The Compensation Committee determined that the compensation provided in the policy was below market. The Compensation Committee recommended, and the Board of Directors approved, an increase in the cash fees for committee service and the annual equity awards, as set forth below.

Cash Fees

Each non-employee director receives an annual fee of $40,000 in cash for serving on the Board of Directors. In addition, the lead independent director is entitled to an annual cash fee of $30,000.

Under the policy in place prior to December 2024, the chairs and members of the three standing committees of the Board of Directors were entitled to the following annual cash fees:

Board Committee	Chair Fee*($)	Member Fee ($)
Audit Committee	18,000	9,000
Compensation Committee	13,000	6,500
Nominating and Corporate Governance Committee	8,500	4,500

*	Any non-employee director who serves as chair of a committee shall not be entitled to a member fee for the same committee.

Beginning in 2025, the chairs and members of the three standing committees of the Board of Directors are entitled to the following annual cash fees:

Board Committee	Chair Fee*($)	Member Fee ($)
Audit Committee	20,000	10,000
Compensation Committee	14,000	7,000
Nominating and Corporate Governance Committee	10,000	5,000

*	Any non-employee director who serves as chair of a committee shall not be entitled to a member fee for the same committee.

Equity Awards

In addition to the cash compensation, on December 12, 2024, each non-employee director received an annual grant of 40,000 RSUs, which vest in full on the one-year anniversary of the grant date. Each RSU award was granted under the 2024 Plan.

AUDIT COMMITTEE REPORT

Our management has the primary responsibility for our financial reporting process, accounting principles and internal controls as well as the preparation of our financial statements. Under its charter, the Audit Committee oversees our accounting and financial reporting process and audits of our financial statements on behalf of our Board of Directors. Each of the members of the Audit Committee meets the applicable independence standards and qualification requirements.

The Audit Committee appointed RSM US LLP (“RSM”), an independent registered public accounting firm, as our independent auditor for fiscal year ended December 31, 2024. As such, RSM was responsible for expressing an opinion on our annual financial statements based on an audit conducted in accordance with the standards established by the Public Company Accounting Oversight Board (the “PCAOB”).

In this context and in connection with the audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2024 with our management;

•	discussed with RSM the matters required to be discussed by the applicable requirements of the PCAOB and the U.S. Securities and Exchange Commission (the “SEC”);

•	reviewed and discussed with RSM any communications between RSM’s team and RSM’s national office with respect to auditing or accounting issues presented by the external audit engagement;

•

reviewed the written disclosures and the letter from RSM required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with RSM its independence; and

•

based on the foregoing reviews and discussions, recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 27, 2024.

AUDIT COMMITTEE

David A. Ramsay, Chair

Richard J. Hawkins

An van Es-Johansson

The preceding “Audit Committee Report” shall not be deemed soliciting material or filed with the SEC, nor shall any information in this report be incorporated by reference into any past or future filing of Savara Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Savara Inc. specifically incorporates it by reference into such filing.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee has appointed RSM, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2025. We are asking our stockholders to ratify this appointment. See “Proposal 2 — Ratification of Independent Registered Public Accounting Firm” below.

Fees of Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors selected RSM as our independent registered public accounting firm for the fiscal years ended December 31, 2024 and December 31, 2023.

The following table presents the fees for professional services rendered by RSM for the fiscal years ended December 31, 2024 and December 31, 2023.

	2024	2023
Audit Fees (RSM) (1)	$475,897	$387,500
Audit-Related Fees	—	—
Tax Fees (2)	28,037	18,375
All Other Fees	—	—

Total	$503,934	$405,875

(1)

“Audit Fees” were principally for audit work performed on our consolidated financial statements and internal control over financial reporting but also include fees for professional services provided in connection with the review of financial statements included in our quarterly reports and our registration statements filed with the SEC, and related services normally provided in connection with statutory and regulatory filings and engagements, such as providing comfort and consent letters.

(2)

“Tax Fees” were principally related to performance and calculation pursuant to Internal Revenue Code Section 382 “Limitation on net operating loss carryforwards and certain built-in losses following ownership change” and advice related to foreign value added tax.

Pre-Approval Policies and Procedures

During 2023 and 2024, the Audit Committee pre-approved all audit and other services performed by RSM.

Pursuant to its charter, the Audit Committee must approve, in advance, all audit, review and attest services and all permissible non-audit services (including any permissible tax or internal control-related services) to be provided by our independent registered public accounting firm. The Audit Committee may pre-approve services as part of its approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis. The Audit Committee considers whether the provision of any non-audit service is compatible with maintaining the independence of our auditors. The Audit Committee’s charter provides that it may adopt policies and procedures for the pre-approval of permissible services, which may include delegation of authority to a designated member or members of the Audit Committee to approve permissible services so long as any such approvals are disclosed to the full Audit Committee.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will vote on the election of six directors to serve for one-year terms until the 2026 annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Our Board of Directors has nominated Matthew Pauls, Nevan Elam, Richard J. Hawkins, Joseph S. McCracken, David A. Ramsay, and An van Es-Johansson for election to our Board of Directors at the Annual Meeting. The director nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve, the proxies being solicited by this proxy statement will be voted for the election of any substitute nominee who shall be designated by our Board of Directors to fill the vacancy. The proxies being solicited by this proxy statement will be voted for no more than six nominees at the Annual Meeting.

Assuming a quorum is present at the Annual Meeting, each director nominee who receives an affirmative vote of the holders of a majority of the shares of common stock having voting power present or represented by proxy at the Annual Meeting will be elected. Abstentions will have the same effect as negative votes. Broker non-votes will not be counted toward the vote total and therefore will have no effect on the outcome of this proposal. Stockholders do not have cumulative voting rights in the election of directors.

Our Board of Directors unanimously recommends a vote “FOR” the election of Matthew Pauls, Nevan Elam, Richard J. Hawkins, Joseph S. McCracken, David A. Ramsay, and An van Es-Johansson as directors.

PROPOSAL 2 — RATIFICATION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, our stockholders will be asked to ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder ratification of the appointment of RSM is not required by our Bylaws or otherwise. Our Board of Directors is submitting the appointment of RSM to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the appointment of RSM, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.

A representative of RSM is expected to be present at the Annual Meeting, will have an opportunity to make a statement if that representative so desires, and will be available to respond to appropriate questions.

Assuming a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the shares of our common stock having voting power present or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as negative votes. Brokers and other nominees generally will have discretionary authority to vote on this proposal because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this proposal.

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL 3 — ADVISORY VOTE

ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our goal for our executive compensation program is to attract, motivate and retain qualified executives in a way that establishes an appropriate relationship between executive pay and the creation of stockholder value on a long-term basis. We believe that our executive compensation program accomplishes this goal.

Our executive compensation program and the 2024 compensation of our NEOs are described in this proxy statement in the Compensation Discussion and Analysis, compensation tables and narrative discussion above. We are requesting that our stockholders vote to approve the compensation of our NEOs as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules, which disclosures include the compensation tables and the narrative discussion following the compensation tables. This advisory vote is generally referred to as a “say-on-pay vote” and is being provided pursuant to Section 14A of the Exchange Act.

Our Board of Directors is asking our stockholders to indicate their support for the compensation of our NEOs as described in this proxy statement by voting “FOR” the following resolution:

“RESOLVED, that the compensation paid to the company’s NEOs as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

As an advisory vote, this proposal will not be binding upon our Board of Directors or us. However, the views expressed by our stockholders are important to us and, accordingly, our Board of Directors and the Compensation Committee intend to consider the outcome of this vote when evaluating and making future decisions regarding executive compensation arrangements.

Our Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of our NEOs as disclosed in this proxy statement.

PROPOSAL 4 — ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In connection with Proposal 3, the Dodd–Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act also provides that stockholders have the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently a company should seek advisory votes on the compensation of its named executive officers. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory vote on executive compensation every year, every two years or every three years. Alternatively, stockholders may abstain from casting a vote on this proposal. After careful consideration, our Board of Directors recommends that stockholders vote to advise that we hold an advisory vote on executive compensation every year in order to provide us with timely feedback regarding our compensation practices. We understand that our stockholders may have different views as to what is the best approach for us, and we look forward to hearing from our stockholders on this proposal. Accordingly, our Board of Directors is asking stockholders to indicate their preferred voting frequency.

While our Board of Directors believes that its recommendation is the best approach at this time, stockholders are not voting to approve or disapprove that recommendation, but are instead being asked to indicate their preferences, on an advisory basis, as to whether the advisory vote on the approval of the compensation of our named executive officers should be held every year, every two years or every three years. The alternative (other than “abstain”) that receives the greatest number of votes from the holders of shares of our common stock present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by our stockholders. However, because this vote is advisory and, therefore, not binding on us or our Board of Directors, our Board may decide that it is in the best interests of our stockholders and our company that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by our stockholders.

Our Board of Directors unanimously recommends that stockholders vote to hold an advisory vote on executive compensation every year.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither our Board of Directors nor our management knows of any matter to be presented at the Annual Meeting that is not listed in the Notice of Annual Meeting accompanying this proxy statement and described in this proxy statement. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, however, the holders of proxies solicited by this proxy statement will vote on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING

The deadline for submitting a stockholder proposal pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy materials for the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) is December 26, 2025, which is 120 days prior to the anniversary date that we released this proxy statement to our stockholders for the Annual Meeting, unless the date of the 2026 Annual Meeting is changed by more than 30 days from June 5, 2026, which is the first anniversary date of the Annual Meeting, in which case the proposal must be received a reasonable time before the company begins to print and send its proxy materials.

Stockholders who wish to nominate persons for election to our Board of Directors or make a stockholder proposal at the 2026 Annual Meeting without including the proposal in our proxy materials relating to such meeting must notify us in writing at our principal executive offices no earlier than February 5, 2026 which is 120 days prior to the first anniversary of the date of the Annual Meeting, and no later than March 7, 2026, which is 90 days prior to the first anniversary of the date of the Annual Meeting. In the event the Board of Directors increases the number of directors to be elected to the Board of Directors and the public announcement of such increase is not made on or before February 25, 2026, which is 100 days prior to the one-year anniversary of the Annual Meeting, stockholder nominees for the new directorships will be considered timely if provided to our corporate secretary within ten days of the public announcement.

In addition to the notice and information requirements contained in the Bylaws, to comply with the SEC universal proxy rules, stockholders who, in connection the 2026 Annual Meeting, intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice to the company that sets forth the information required by the SEC’s Rule 14a-19 no later than March 7, 2026, unless the date of the 2026 Annual Meeting has changed by more than 30 days from June 5, 2026, which is the one-year anniversary of the Annual Meeting, in which case such notice must be provided by the later of 90 days prior to the 2026 Annual Meeting date or the tenth day following the public announcement of 2026 Annual Meeting date by the company.

Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, the proxies designated by us for the 2026 Annual Meeting will have discretionary authority to vote on any matters for which notice is not timely received as described above. In addition, our Bylaws provide that any matter to be presented at an annual meeting of stockholders must be proper business to be transacted at such meeting or a proper nomination to be decided on at the meeting and must have been properly brought before such meeting pursuant to our Bylaws.

Our Corporate Secretary must receive notices of stockholder proposals or nominations in writing at our principal executive offices at Savara Inc., One Summit Square, 1717 Langhorne Newtown Rd., Suite 300, Langhorne, PA 19047, Attention: Corporate Secretary, and such notices of stockholder proposals must comply with the applicable requirements as to form and substance established by the SEC, including Rule 14a-8 of the Exchange Act and our Bylaws for such proposals. Stockholders are advised to review our Bylaws, which contain additional advance notice requirements. A copy of our Bylaws is available to stockholders upon written request to our Corporate Secretary and was also filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on March 30, 2023.

By Order of the Board of Directors,

/s/ Matthew Pauls

Matthew Pauls
Chair of the Board of Directors & Chief Executive Officer

Langhorne, PA

April 25, 2025

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure the presence of a quorum and that your shares are represented at the Annual Meeting, as well as to save us additional proxy solicitation costs, we encourage you to submit your proxy or voting instructions as soon as possible. For specific instructions as to how to vote your shares, please refer to the instructions in the Notice of Internet Availability you received in the mail, or, if you’ve requested and received printed proxy materials, please refer to the instructions in the enclosed proxy card. Even if you have voted by proxy, you may still vote electronically if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker or other nominee, you will need to follow the voting procedure your broker or other nominee provides to vote your shares.

SAVARA INC.
ATTN: CORPORATE SECRETARY
ONE SUMMIT SQUARE
1717 LANGHORNE NEWTOWN RD., SUITE 300
LANGHORNE, PA 19047
SCAN TO
VIEW MATERIALS & VOTE
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/04/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/SVRA2025
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/04/2025. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,
NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
The Board of Directors recommends you vote FOR the following:
1. To elect six directors to hold office until the next Annual Meeting of Stockholders.
Nominees
For Against Abstain
1a. Matthew Pauls
1b. Nevan Elam
1c. Richard J. Hawkins
1d. Joseph S. McCracken
1e. David A. Ramsay
1f. An van Es-Johansson
The Board of Directors recommends you vote FOR proposals 2 and 3.
For Against Abstain
2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
For Against Abstain
3. To approve, on an advisory basis, the
compensation of our named executives.
The Board of Directors recommends you
vote 1 YEAR on the following proposal:
1 year 2 years 3 years Abstain
4. To indicate, on an advisory basis, the
preferred frequency of holding an
advisory vote on the compensation of our
named executives.
NOTE: Such other business as may properly come
before the meeting or any adjournment thereof.
0000676678_1 R1.0.0.2
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com
SAVARA INC.
This proxy is solicited by the Board of Directors for use at the
Annual Meeting of Stockholders to be held on June 5, 2025 at 3:00 PM
The stockholder(s) hereby appoint(s) Matthew Pauls and David Lowrance, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SAVARA INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 PM, EDT on June 5, 2025, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
R1.0.0.2 _ 2 0000676678
Continued and to be signed on reverse side